As filed with the Securities and Exchange Commission on April 30, 2014

1933 Act File No. 033-11387

1940 Act File No. 811-04984

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 187	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 186	☒
(Check appropriate box or boxes.)

AMERICAN BEACON FUNDS

(Exact Name of Registrant as Specified in Charter)

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (817) 391-6100

Gene L. Needles, Jr., President 4151 Amon Carter Boulevard MD 2450 Fort Worth, Texas 76155 (Name and Address of Agent for Service)	With copies to: Kathy K. Ingber, Esq. K&L Gates LLP 1601 K Street, NW Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2014 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

April 30, 2014

American Beacon S&P 500 Index Fund

INSTITUTIONAL CLASS [AASPX]

INVESTOR CLASS [AAFPX]

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission does not guarantee that the information in this Prospectus or any other mutual fund’s prospectus is accurate or complete, nor does it judge the investment merits of the Fund. To state otherwise is a criminal offense.

Table of Contents

Fund Summary

American Beacon S&P 500 Index Fund	1

Additional Information About the Fund

Additional Information About Investment Policies and Strategies	5
Other Investment Considerations and Risks	5
Additional Information About the Performance Benchmark	7

Fund Management

The Manager	8
The Advisor	8
Master-Feeder Structure	9
Valuation of Shares	10

About Your Investment

Purchase and Redemption of Shares	11
General Policies	16
Frequent Trading and Market Timing	17
Distributions and Taxes	19

Additional Information

Distribution and Service Plans	21
Portfolio Holdings	21
Delivery of Documents	21
Financial Highlights	22
Back Cover

Prospectus	i

American Beacon

S&P 500® Index Fund

Investment Objective

The Fund’s investment objective is to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Index (“S&P 500 Index” or “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)1

	Share class
	Institutional	Investor
Management fees	0.045%	0.045%
Distribution and/or service (12b-1) fees	0.000%	0.000%
Other expenses	0.095%	0.555%
Total annual fund operating expenses	0.14%	0.60%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s proportionate share of the allocated expenses of the State Street Equity 500 Index Portfolio, a series of State Street Master Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share class	1 year	3 years	5 years	10 years
Institutional	$ 14	$ 45	$ 79	$ 179
Investor	$ 61	$192	$ 335	$ 750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund invests substantially all of its investable assets in the State Street Equity 500 Index Portfolio, a series of State Street Master Funds; therefore, the Fund’s portfolio turnover rate is that of the State Street Equity 500 Index Portfolio. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Equity 500 Index Portfolio (the “Portfolio”), a series of State Street Master Funds (the “Master Funds”), which has the same investment objective as, and investment policies that are substantially similar to those of the Fund. The discussion below refers to investments made by the Portfolio. For easier reading, in this Prospectus, the term “Fund” includes the Portfolio.

The Portfolio uses a passive management strategy designed to track the performance of the S&P 500 Index. The Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

The Portfolio is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolio, using a “passive” or “indexing” investment approach, attempts to replicate as closely as possible, before expenses, the performance of the S&P 500 Index.

Prospectus	1	Summary

The Portfolio generally intends to invest in all 500 stocks comprising the S&P 500 Index in approximate proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, the Portfolio may purchase a sample of the stocks in the Index in proportions expected by the Portfolio’s investment adviser, SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”), to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Portfolio may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Under normal market conditions the Portfolio will not invest less than 80% of its total assets in stocks in the Index.

The Portfolio may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Portfolio might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Portfolio might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Portfolio may also enter into other derivative transactions, including the use of options or swap transactions, to assist in attempting to replicate the performance of the Index. The Portfolio may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Portfolio.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund.

The discussion below refers to the principal risks associated with an investment in the Portfolio. Because the Fund invests substantially all of its assets in the Portfolio, the principal risks associated with an investment in the Portfolio are the same as those associated with an investment in the Fund. The principal risks of investing in the Portfolio are:

Stock Market Risk

Stock values could decline generally or could under-perform other investments.

Large Capitalization Companies Risk

Because the S&P 500 includes mainly large U.S. companies, the Portfolio’s emphasis on securities issued by large capitalization companies makes it susceptible to the risks of investing in larger companies. For example, larger companies may be unable to respond as quickly as smaller companies to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

Index Tracking Risk

The Portfolio’s return may not match the return of the Index for a number of reasons. For example, the return on the securities and other investments selected by the Adviser may not correlate precisely with the return on the Index. The Portfolio incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Portfolio may not be fully invested at times, either as a result of cash flows into the Portfolio or reserves of cash held by the Portfolio to meet redemptions. The return on the sample of securities purchased by the Portfolio, or futures or other derivative positions taken by the Portfolio, to replicate the performance of the Index may not correlate precisely with the return of the Index.

Derivatives Risk

Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Portfolio may not be able to close out a derivative transaction at a favorable time or price.

Passive Strategy/Index Risk

The Portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Portfolio may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio’s return to be lower than if the Portfolio employed an active strategy.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Master/Feeder Structure Risk

Unlike a traditional mutual fund that invests directly in securities, the Fund pursues its objective by investing substantially all of its assets in the Equity 500 Index Portfolio, which has substantially the same investment objectives, policies and restrictions. The ability of the Fund to meet its investment objective is directly related to the ability of the Portfolio to meet its objective. The ability of the Fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the Portfolio. The ability of the Fund to meet redemption requests depends on its ability to redeem its interest in the Portfolio.

Prospectus	2	Summary

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index. The chart and the table below show the performance of the Fund’s Investor Class shares for all periods. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

Highest Quarterly Return:	15.83%
(1/1/04 through 12/31/13)	(3rd Quarter 2009)
Lowest Quarterly Return:	-21.99%
(1/1/04 through 12/31/13)	(4th Quarter 2008)

	Average Annual Total Returns[1]
	For the periods ended December 31, 2013
Investor Class (Inception 3/2/1998)	1 Year	5 Years	10 Years
Return Before Taxes	31.56%	17.32%	6.81%
Return After Taxes on Distributions	30.75%	16.96%	6.53%
Return After Taxes on Distributions and Sale of Fund Shares	17.82%	14.00%	5.49%

Institutional Class (Inception 12/31/1996)	1 Year	5 Years	10 Years
Return Before Taxes	32.15%	17.85%	7.30%

Index	1 Year	5 Years	10 Years
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%

1               After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Prospectus	3	Summary

Management

The Manager

American Beacon Advisors, Inc. serves as the Manager of the Fund. The Manager invests substantially all of the Fund’s investable assets in the Equity 500 Index Portfolio, a series of the Master Funds, which is advised by SSgA FM.

Portfolio Managers

SSgA Funds Management, Inc.
John Tucker, Portfolio Manager	Since 2007
Karl Schneider, Portfolio Manager	Since 2002

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121-9643, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this Prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase or exchange into the Fund is $250,000 for Institutional Class shares and $2,500 for Investor Class shares. The minimum subsequent investment is $500 if the investment is made by wire for the Investor Class. No minimums apply to subsequent investments by wire for the Institutional Class. The minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Prospectus	4	Summary

Additional Information About the Fund

To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment policies, its principal strategies and risks and performance benchmark. However, this Prospectus does not describe all of the Fund’s investment practices. For additional information, please see the Fund’s statement of additional information (“SAI”), which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objective

The Fund’s investment objective is to replicate as closely as possible, before expenses, the performance of the S&P 500 Index.

The investment objective of the Fund (and the Equity 500 Index Portfolio in which the Fund invests) is “fundamental,” which means that it may be changed only with the approval of shareholders.

80% Investment Policy

Under normal market conditions the Fund invests all of its investable assets in the Portfolio.

The Portfolio has a policy of investing under normal market conditions at least 80% of its total assets in stocks of the S&P 500 Index.

If the Portfolio changes its 80% investment policy, a notice will be sent to the Fund at least 60 days in advance of the change and this Prospectus will be supplemented.

Temporary Defensive Policy

The Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political or other conditions. During these times, the Fund may not achieve its investment objective.

Other Investment Considerations and Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. In addition to the principal investment strategies and risks identified in the Fund Summary, the following are other investment considerations and risks of the Fund.

The S&P 500 Index . The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange, Inc. (the “NYSE”). Stocks in the S&P 500 Index are weighted according to their float adjusted market capitalizations (i.e., the number of shares outstanding multiplied by the stock’s current price). The companies selected for inclusion in the S&P 500 Index are those of large publicly held companies which generally have the largest market values within their respective industries. The composition of the S&P 500 Index is determined by Standard & Poor’s and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. “Standard & Poor’s®,” “S&P,” “S&P 500,” “Standard & Poor’s 500” and “500” are trademarks of Standard & Poor’s Financial Services LLC, an affiliate of The McGraw-Hill Companies, Inc. (“S&P”) and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

Index Futures Contracts and Related Options . The Portfolio may buy and sell futures contracts on the Index and options on those futures contracts. An “index futures” contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the Index between the time when the Portfolio enters into and closes out an index future or option transaction, the Portfolio realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts on the Index will not correlate precisely with changes in the value of the Index. In those cases, use of futures contracts and related options might decrease the correlation between the return of the Portfolio and the return of the Index. In addition, the Portfolio incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. These costs typically have the effect of reducing the correlation between the return of the Portfolio and the return of the Index. Because the secondary market for futures contracts and options may be illiquid, the Portfolio may have to hold a contract or option when the Adviser would otherwise have sold it, or it may only be able to sell at a price lower than what the Adviser believes is the fair value of the contract or option, thereby potentially reducing the return of the Portfolio.

Other Derivative Transactions . The Portfolio may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under “Index Futures Contracts and Related Options.” In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, the Portfolio’s ability to realize any investment return on such transactions may depend on the counterparty’s ability or willingness to meet its obligations.

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Securities Lending . The Portfolio may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and the Portfolio will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, the Portfolio will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Portfolio will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Portfolio will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral. The Portfolio will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage the Portfolio.

Comparison Index.  The S&P 500 Index is a capitalization-weighted index of 500 industry-leading stocks and is widely regarded to be representative of the stock market in general. The S&P 500 Index is unmanaged and does not reflect the actual cost of investing in the instruments that comprise the Index. Additionally, the returns of the S&P 500 Index do not reflect the effect of fees, expenses and taxes.

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Additional Information About the Performance Benchmark

In this Prospectus, the annual total return of the Fund is compared to a broad-based market index. Set forth below is additional information regarding the index to which the Fund’s performance is compared.

Market Index

The Fund’s performance is compared to the S&P 500 Index. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States.

Notice Regarding S&P 500 Index Data:

“Standard & Poor’s®,” “S&P,” “S&P 500,” “Standard & Poor’s 500” and “500” are trademarks of Standard & Poor’s Financial Services LLC, an affiliate of The McGraw-Hill Companies, Inc. (“S&P”) and have been licensed for use by the Equity 500 Index Portfolio. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

The Equity 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s® (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of beneficial interests of the Equity 500 Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Equity 500 Index Portfolio particularly or the ability of the S&P 500 to track general stock market performance. S&P’s only relationship to the Equity 500 Index Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500, which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Equity 500 Index Portfolio or the owners of beneficial interests of the Equity 500 Index Portfolio into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the price and number of interests of the Equity 500 Index Portfolio or the timing of the issuance or sale of beneficial interests of the Portfolio, or calculation of the equation by which interests of the Portfolio are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of interests of the Equity 500 Index Portfolio.

S&P does not guarantee the accuracy or the completeness of the S&P 500 or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Equity 500 Index Portfolio, owners of beneficial interests of the Portfolio or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the “Manager”) serves as the Manager and administrator of the Fund. The Manager, located at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, is a wholly-owned subsidiary of Lighthouse Holdings, Inc. The Manager was organized in 1986 to provide investment management, advisory, and administrative services.

The Manager is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager is not registered as a commodity pool operator (“CPO”) with respect to the Fund in this Prospectus in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swaps Dealer and Intermediary Oversight (“Division”) of the Commodity Futures Trading Commission (“CFTC”). Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exclusion in CFTC Regulation 4.5. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.

Under the Management Agreement, the Manager presently monitors the services provided by SSgA FM to the Portfolio. The Manager receives no fee for providing these monitoring services. In the event that the Board determines that it is in the best interests of the shareholders of the Fund to withdraw its investment from the Portfolio, the Manager would become responsible for directly managing the assets of the Fund. In such an event, the Fund would pay the Manager an annual fee of up to 0.05% of the Fund’s average net assets, accrued daily and paid monthly.

The management fees paid by the Fund in connection with its investment in the Portfolio for the fiscal year ended December 31, 2013 net of reimbursements and shown as a percentage of the average net assets, were 0.045%.

The Manager also may receive up to 25% of the net monthly income generated from the Fund’s securities lending activities as compensation for oversight of the Fund’s securities lending program, including the securities lending agent, Brown Brothers Harriman & Co. Currently, the Manager is authorized to receive 10% of any such income. The Securities and Exchange Commission (“SEC”) has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager. As of the date of this prospectus, any securities lending is conducted by the Portfolio and not the Fund itself. Accordingly, the Manager currently receives no income from any securities lending in the Fund.

A discussion of the Board’s consideration and approval of the Management Agreement between the Fund and the Manager is available in the semi-annual report dated June 30, 2013 for the Fund.

The Adviser

Set forth below is a brief description of the investment-adviser for the Portfolio and the portfolio managers with primary responsibility for the day-to-day management of the Portfolio.

SSgA FUNDS MANAGEMENT, INC. (“SSgA FM”) The American Beacon S&P 500 Index Fund invests all of its investable assets in the Portfolio, which is advised by SSgA FM. SSgA FM is the investment arm of State Street Corporation, a public held bank holding company, and is located at One Lincoln Street, Boston, Massachusetts 02111. As of December 31, 2013, SSgA FM managed approximately $334.95 billion in assets and, together with its affiliates, which comprise State Street Global Advisors (“SSgA”), the investment management business of State Street Corporation, managed approximately $2.34 trillion in assets. SSgA FM serves as investment adviser, and State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent to the Portfolio. As compensation for SSgA FM’s services as investment adviser and State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary audit and legal expenses), State Street receives an advisory fee from the Portfolio at an annual rate of 0.045% of the average daily net assets of the Portfolio.

SSgA FM manages the Portfolio using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. The key professionals involved in the day-to-day portfolio management for the Portfolio include John Tucker and Karl Schneider.

8

Mr. Tucker is a Senior Managing Director of SSgA and SSgA FM, and Co-Head of Passive Equity Strategies in North America. He is responsible for overseeing the management of all equity index strategies and Exchange Traded Funds managed in North America. He is a member of the Senior Leadership Team.

Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in SSgA’s second largest investment center. Prior to joining the investment management group, he was the Operations Manager for SSgA’s International Structured Products group, where he was responsible for the operations staff and functions. He joined State Street in 1988 and has served as a Portfolio Manager of the Portfolio since 2007.

Mr. Tucker received a BA from Trinity College and an MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute. In addition, Mr. Tucker is a member of the Russell Index Client Advisory Board and the S&P U.S. Index Advisory Panel.

Mr. Schneider is a Vice President of SSgA and SSgA FM, and Head of US Equity Strategies for the Global Equity Beta Solutions (“GEBS”) team, where in addition to overseeing the management of the US equity index strategies, he also serves as a portfolio manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the SSgA Derivatives Committee.

Prior to joining the GEBS team, Mr. Schneider worked as a portfolio manager in SSgA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Mr. Schneider joined SSgA in 1996 and has served as a Portfolio Manager of the Portfolio since 2002.

Mr. Schneider holds a BS in Finance and Investments from Babson College and also an MS in Finance from Boston College. He has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

The Fund’s SAI provides additional information about Mr. Tucker and Mr. Schneider, including other accounts they manage, their ownership in the Portfolio and their compensation.

Master-Feeder Structure

The Fund operates under a master-feeder structure. This means that the Fund seeks its investment objective by investing all of its investable assets in the Portfolio, a separate mutual fund, that has a substantially identical investment objective, investment policies, and risks as the Fund. The Portfolio purchases securities for investment. As noted above, throughout this Prospectus, the term “Fund” is used to refer to the Fund and the Portfolio in which it invests, unless otherwise noted. Statements regarding investments by the Fund refer to investments made by the Portfolio.

The master-feeder structure works as follows:

The Fund can withdraw its investment in the Portfolio at any time if the Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. A change in the Portfolio’s fundamental objective, policies and restrictions, which is not approved by the shareholders of the Fund could require the Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund. If the Fund withdraws its investment in the Portfolio, the Fund’s assets will be invested directly in investment securities or in another master Portfolio, according to the investment policies and restrictions described in this Prospectus.

9

Valuation of Shares

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined as of the close of the NYSE, generally 4:00 p.m. Eastern Time, on each day on which it is open for business. You may view the Fund’s most recent NAV per share at www.americanbeaconfunds.com by clicking on “Quick Links” and then “Daily NAVs.”

The Portfolio values each security pursuant to guidelines established by the Board of Trustees. Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Portfolio’s Board of Trustees, under certain circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Portfolio’s Valuation Committee, that may affect the value of one or more securities held by the Portfolio occurs after the close of a related exchange but before the determination of the Portfolio’s NAV.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the price the Portfolio would have received had it sold the investment. To the extent that the Portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (i.e. mutual funds), such shares are valued at their published NAVs per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing. Because foreign securities held by the Portfolio sometimes trade on days when the Portfolio is not priced, the value of the Portfolio’s portfolio may change on days when Portfolio interests cannot be purchased or redeemed. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost.

About Your Investment

Choosing Your Share Class

Each share class of the Fund represents an investment in the same portfolio of securities for the Fund, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. The Fund offers Institutional Class and Investor Class shares.

Factors you should consider when choosing a class of shares include:

•	How long you expect to own the shares
•	How much you intend to invest
•	Total expenses associated with owning shares of each class
•	Whether you plan to take any distributions in the near future, and
•	Availability of share classes.

Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you. Each class has a different combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best meets your needs. The following table and sections explain the sales charges or other fees you may pay when investing in each class.

Share Class	Minimum Initial Investment	Initial Sales Charge	Deferred Sales Charge	Annual 12b-1 Fee	Annual Shareholder Servicing Fee
Investor	$2,500	None	None	None	Up to 0.375% of average daily assets
Institutional	$250,000	None	None	None	None

Investor Class

Investor Class shares are offered without a sales charge to eligible investors, including investors using intermediary organizations such as broker-dealers or plan sponsors and retirement accounts. Investor Class shares do not pay a Rule 12b-1 fee. Investor Class shares are subject to a separate shareholder servicing fee of up to 0.375% of each Fund’s average daily net assets. Investor Class shares are also available to traditional individual retirement account (“IRA”) and Roth IRA shareholders investing directly in the Fund. The minimum initial investment is $2,500.

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Institutional Class

Institutional Class shares are offered without a sales charge to eligible investors who make an initial investment of at least $250,000. Institutional Class shares do not pay a Rule 12b-1 or shareholder servicing fees.

Purchase and Redemption of Shares Eligibility

The Institutional Class and Investor Class shares offered in this Prospectus are available to all eligible investors who meet the minimum initial investment. The Fund does not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States. Only Investor Class shares are available for traditional and Roth IRAs investing directly through American Beacon.

Subject to your eligibility, you may invest in the Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators and retirement plans.

If you invest directly with the Fund, the fees and policies with respect to the Fund’s shares that are outlined in this Prospectus are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of any Fund or share class for any investor.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Fund through a financial intermediary should consult with their financial intermediary regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Initial Investment by Share Class

Institutional Class: $250,000

Investor Class: $2,500

The Manager may allow a reasonable period of time after opening an account for an Institutional Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.

Opening an Account

You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker dealer will normally be held in your account with that firm.

You may also open an account directly through us. A completed, signed application is required. You may download an account application from the Fund’s web site at www.americanbeaconfunds.com. You also may obtain an application form by calling:

•	1-800-658-5811

or institutional shareholders should call

•	1-800-967-9009.

Complete the application, sign it and send it:

Regular Mail to: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 (or institutional shareholders may) Fax to: (816) 374-7408	For Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105 (800) 658-5811

About Your Investment	11	Prospectus

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account with the Fund or your financial institution, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, taxpayer identification numbers, and Social Security numbers for persons authorized to provide instructions on the account or other documentation. The Fund and your financial institution are required by law to reject your new account application if the required identifying information is not provided.

Purchase Policies

Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business. No sales charges are assessed on the purchase or sale of Fund shares. Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and in the Fund’s SAI.

The Fund has authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV after receipt by the financial intermediary or its designee. You should contact your broker-dealer or other financial intermediary to find out by what time your purchase order must be received so that it can be processed the same day. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold.  Prospective investors should inquire as to whether shares of the Fund are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept “starter” checks, credit card checks, money orders, cashier’s checks, or third party checks.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of the Fund.

If you purchased your shares directly from the Fund, your shares may be redeemed by telephone by calling 1-800-658-5811 to speak to a representative, via the Fund’s website, www.americanbeaconfunds.com or by mail on any day that the Fund is open for business. The redemption price will be the NAV next determined after a redemption request is received in good order. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first). You should contact your broker-dealer or other financial intermediary to find out by what time your order must be received so that it can be processed the same day.

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.

Although the Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

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Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

If you purchased shares of the Fund directly, your shares may be exchanged by calling 1-800-658-5811 to speak to a representative, via the Fund’s website, www.americanbeaconfunds.com or by using the Automated Voice Response System for Investor Class shares.

Shares of any class of the Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Shares of any class of the Fund may be exchanged for shares of another class of the same Fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled “Purchase Policies” and “Redemption Policies” for additional limitations that apply to purchases and redemptions.

If shares were purchased by check, a shareholder must have owned shares of the redeeming fund for at least ten days prior to exchanging out of one fund and into another.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and territories in which they can be legally sold. The Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. The Fund reserves the right to refuse exchange purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. For federal income tax purposes, the conversion of shares of one share class for shares of a different share class of the same Fund will not result in the realization of a capital gain or loss. However, an exchange of shares of one Fund for shares of a different Fund is considered a sale and a purchase, respectively, and may result in a gain or loss for tax purposes. However, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months of the purchase of the initial shares. Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Payments to Financial Intermediaries

The Fund and its affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of fund supermarket platforms.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any of such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent a Fund affiliate pays such compensation, it may include amounts from that affiliate’s own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from the Manager or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.

How to Purchase Shares

Through your Broker-Dealer or Other Financial Intermediary

Contact your broker-dealer or other financial intermediary to purchase shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability of a particular share class for an investor.

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By Check

The minimum initial and subsequent investment requirements for investments by check are:

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
Investor	$2,500	$50
Institutional	$250,000	$50

•	Make the check payable to American Beacon Funds.
•	Include the shareholder’s account number, Fund name and Fund number on the check.
•	Mail the check to:

American Beacon Funds

P.O. Box 219643

Kansas City, MO 64121-9643

For Overnight Delivery:

American Beacon Funds

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

By Wire

The minimum initial and subsequent investment requirements for investments by wire are:

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
Investor	$2,500	$500
Institutional	$250,000	None

•	If your account has been established, call 1-800-658-5811 to purchase shares by wire.
•	Send a bank wire to State Street Bank and Trust Co. with these instructions:
•	ABA# 0110-0002-8; AC-9905-342-3,
•	Attn: American Beacon Funds
•	the fund name and fund number, and
•	shareholder account number and registration.

By Exchange

The minimum requirements to establish an account by making an exchange and to make subsequent exchanges are as follows:

Share Class	Minimum Amount to Establish a New Account	Minimum Subsequent Exchange Amount
Investor	$2,500	$50
Institutional	$250,000	$50

•	To exchange shares, send a written request to the address above, or call 1-800-658-5811 and speak to a representative. You may use the Automated Voice Response System for exchanges in the Investor Class only.
•	You also may exchange shares by visiting www.americanbeaconfunds.com.
•	If you purchased shares through a financial intermediary, please contact your broker dealer or other financial intermediary to exchange your shares.

Via www.americanbeaconfunds.com

•	Funds will be transferred automatically from your bank account via Automated Clearing House (“ACH”) if valid bank instructions were included on your application.
•	If not, please call 1-800-658-5811 for assistance with establishing bank instructions.
•	A $50 minimum applies.

By Pre-Authorized Automatic Investment (Investor Class shares only)

•	The minimum account size of $2,500 must be met before establishing an automatic investment plan.
•	Fill in required information on the account application, including amount of automatic investment ($50 minimum). Attach a voided check to the account application.
•	You may also establish an automatic investment plan through www.americanbeaconfunds.com .

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•	Funds will be transferred automatically from your bank account via ACH on or about the 5th day of each month or quarter, depending upon which periods you specify.
•	If you establish your automatic investment plan through www.americanbeaconfunds.com, you can choose the date and frequency of transfer.

How to Redeem Shares

Through your Broker-Dealer or other Financial Intermediary

Contact your broker-dealer or other financial intermediary to sell shares of the Fund. Your broker-dealer or other financial intermediary is responsible for transmitting your sale request to the transfer agent in proper form and in a timely manner. Your financial intermediary may charge you a fee for selling your shares.

By Telephone

•	Call 1-800-658-5811 to request a redemption.
•	Minimum redemption amounts and applicable class limitations, and policies as to the disposition of the proceeds of telephone redemptions are as follows:

Share Class	Minimum Redemption	Limitations	Disposition of Redemption Proceeds
Investor	$500 by wire; or $50 by check or ACH	$50,000 per account	Mailed to account address of record; or Transmitted to commercial bank designated on the account application form.
Institutional	None	None	Transmitted to commercial bank designated on the account application form.

By Mail

Write a letter of instruction including:

▶	the fund name and fund number,
▶	shareholder account number,
▶	shares or dollar amount to be redeemed, and
▶	authorized signature(s) of all persons required to sign for the account.

Mail to:

American Beacon Funds

P.O. Box 219643

Kansas City, MO 64121-9643

For Overnight Delivery

American Beacon Funds

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

•	Proceeds will be mailed to the account address of record or transmitted to the commercial bank designated on the account application form.
•	Minimum redemption amounts are as follows:

Share Class	Minimum Redemption
Investor	$500 by wire, $50 by check or ACH
Institutional	None

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Call 1-800-658-5811 for instructions.

To protect the Fund and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

•	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or
•	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Fund only accepts STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

By Exchange

•	Send a written request to the address above,
•	Call 1-800-658-5811 and use the Automated Voice Response System (for Investor Class only) or speak to a representative to exchange shares, or
•	Visit www.americanbeaconfunds.com and select “Account/Site Login”;

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•	The minimum requirements to redeem shares by making an exchange is $50.
•	If you purchased shares through a financial intermediary, please contact your broker dealer or other financial intermediary to exchange your shares.

Via www.americanbeaconfunds.com

•	If you have established bank instructions for your account, you may request a redemption via ACH or wire by accessing via www.americanbeaconfunds.com
•	If bank instructions were not included on the account application form, please call 1-800-658-5811 to establish bank instructions.
•	Minimum wire, ACH and check redemption amounts and policies as to the disposition of the proceeds of redemptions via: “My Account” on www.americanbeaconfunds.com are as follows:

Share Class	Minimum Wire Amount	Minimum ACH or Check Amount	Disposition of Redemption Proceeds
Investor	$250	$50	Check mailed to account address of record; Wire transmitted to commercial bank designated on the account application form; or funds transferred via ACH to bank account designated on application form.
Institutional	None	$50	Check mailed to account address of record; Wire transmitted to commercial bank designated on the account application form; or funds transferred via ACH to bank account designated on application form.

By Pre-Authorized Automatic Redemption (Investor Class shares only)

•	Fill in required information on the account application or establish via www.americanbeaconfunds.com ($50 minimum).
•	Proceeds will be transferred automatically from your Fund account to your bank account via ACH.

General Policies

If a shareholder’s account balance falls below the following minimum levels, the shareholder may be asked to increase the balance:

Share Class	Account Balance
Investor	$2,500
Institutional	$75,000

If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right to close the account and send the proceeds to the shareholder. IRAs will be charged an annual maintenance fee of $15.00 by the Custodian for maintaining either a traditional IRA or a Roth IRA. The Fund reserves the authority to modify minimum account balances in its discretion.

A Signature Validation Program (“SVP”) stamp may be required in order to change an account’s registration or banking instructions. You may obtain a SVP stamp at participating banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Fund by telephone:

•	The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.
•	The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

•	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Fund reserves the right to:

•	liquidate a shareholder’s account at the current day’s NAV and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder’s identity within three business days of account opening,
•	seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and
•	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

Unclaimed accounts may be subject to State escheatment laws, where the holdings in an account may be transferred to the appropriate State if no activity occurs in the account within the time period specified by State law.

Escheatment

Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added “inactivity” or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years.

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Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:

•	Sending a letter to American Beacon Funds via the United States Post Office,
•	Speaking to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Fund’s secure web application.
•	Accessing your account through the Fund’s secure web application,
•	Cashing checks that are received and are made payable to the owner of the account.

The Fund, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer's and/or Controller's Offices.

Contact information:

American Beacon Funds

P.O. Box 219643

Kansas City, MO 64121-9643

1-800-658-5811 (phone)

www.americanbeaconfunds.com (web)

If you do not hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third party intermediary regarding applicable state escheatment laws.

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV is known as market timing.

The Fund’s Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. Shareholders may transact one “round trip” in the Fund in any rolling 90-day period. A “round trip” is defined as two transactions, each in an opposite direction. A round trip may involve (i) a purchase or exchange into the Fund followed by a redemption or exchange out of the Fund or (ii) a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. If the Manager detects that a shareholder has exceeded one round trip in the Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, will prohibit the shareholder from making further purchases of that Fund. In general, the Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of the Fund’s shares, including collective trading (e.g. following the advice of an investment newsletter).  Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

•	shares acquired through the reinvestment of dividends and other distributions;
•	systematic purchases and redemptions;
•	shares redeemed to return excess IRA contributions; or
•	certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Fund’s policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Fund that they are currently unable to enforce the Fund’s policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund’s policies. The Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Fund.

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The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Fund has entered into agreements with the intermediaries that service the Fund’s investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund’s instructions to restrict transactions by investors who the Manager has identified as having violated the Fund’s policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated “Qualified Wrap Programs” by the Fund based on specific criteria established by the Fund and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is: (i) a wrap program whose sponsoring intermediary certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) a wrap program whose sponsoring intermediary certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) managed by an intermediary that agrees to provide the Manager a description of the wrap program(s) that the intermediary seeks to qualify; and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of a Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund’s frequent trading and market timing policies, including any applicable redemption fees.

The Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund’s policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.

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Distributions and Taxes

The Fund distributes most or all of its net earnings in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions (sometimes referred to below collectively as “distributions”). The Fund does not have a fixed dividend rate and does not guarantee they it pay any distributions in any particular period. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but income dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. Dividends are paid quarterly and other distributions are paid annually.

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the Transfer Agent. Unless your account application instructs otherwise, distributions payable to you will be reinvested in additional Fund shares of the same class. There are four payment options available:

•	Reinvest All Distributions in the Fund. You can elect to reinvest all Ordinary Income Dividends (“Dividends”) and Long-Term Capital Distributions (“Capital Gains”) in additional shares of the same class of the Fund.
•	Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in Fund shares while receiving the other types of distributions by check or having them sent to your bank account by ACH. Different tax treatment applies to distributions of Dividends and Capital Gains (as described in the table below).

Distributions of short-term capital gains are considered as ordinary income for tax purposes, and therefore will be distributed by the same method as dividends from net investment income.

•	Receive All Distributions in Cash. You can elect to receive all dividends and capital gain distributions by check or have them sent to your bank by ACH.
•	Reinvest Your Distributions in another American Beacon Fund. You can reinvest all of your dividends and capital gain distributions in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

If you invest directly with the Fund, any election to receive distributions in cash and payable by check will only apply to distributions totaling $10.00 or more. Any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account.

If you select a cash distribution and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the Fund. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Shareholders investing in the Fund through a financial intermediary should discuss their options for receiving dividends and other distributions with their financial advisor.

Taxes

Any distributions are taxable to shareholders other than tax-qualified retirement accounts and other tax-exempt investors. However, the portion of the Fund’s dividends derived from its investments in direct U.S. Government obligations, if any, is generally exempt from state and local income taxes. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of excess of net long-term capital gain over net short-term capital loss (net capital gain)*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to qualified dividend income.

To the extent distributions are attributable to net capital gain that the Fund recognizes on sales or exchanges of capital assets, they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (“individuals”) (20% for individuals with taxable income exceeding certain thresholds), which amounts are indexed for inflation annually.

A portion of the income dividends the Fund pays to individuals may be “qualified dividend income” (“QDI”) and thus eligible for the preferential rates that apply to net capital gains. QDI is the aggregate of dividends the Fund receives from most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions with respect to the shares on which the dividends are paid. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

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A portion of the dividends the Fund pays may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the maximum federal income tax rates mentioned above.

A Fund shareholder who wants to use an acceptable basis determination method other than the average basis method (the Fund’s default method) with respect to Fund shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing, which may be electronic. The Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for Covered Shares. See “Tax Information” in the SAI for a description of the rules regarding that election and the Fund’s reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers),. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this tax may have on their investment in Fund shares.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisors regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund. Each year, the Fund’s shareholders will receive tax information to assist them in preparing their income tax returns.

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Additional Information

Distribution and Service Plan

The Fund does not incur any direct distribution expenses related to Institutional Class or Investor Class shares. In the event the Fund begins to incur distribution expenses for Institutional Class and/or Investor Class shares, distribution fees may be paid out of the Fund’s assets attributable to that class, possibly causing the cost of your investment to increase over time and resulting in costs higher than other types of sales charges.

The Fund has adopted a shareholder services plan for its Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.375% of the average daily net assets of the Investor Class shares of the Fund.

Because these fees are paid out of the Fund’s Investor Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may result in costs higher than other types of sales charges.

Portfolio Holdings

The ten largest holdings of the Portfolio are generally posted to the Fund’s website approximately twenty days after the end of the month and remain available for six months thereafter. To access the holdings information, go to www.americanbeaconfunds.com and click “Quick Links” and then “Holdings”. The Portfolio’s ten largest holdings may also be accessed by selecting the Fund’s fact sheet.

A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s SAI, which you may access on the Fund’s website at www.americanbeaconfunds.com or by calling 1-800-658-5811 to request a free copy.

Delivery of Documents

If you are interested in electronic delivery of the Fund’s prospectuses or shareholder reports, please go to www.americanbeaconfunds.com and click on “Quick Links” and then “Register for E-Delivery.”

To reduce expenses, your financial institution may mail only one copy of the summary prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the Fund’s table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). The information in the financial highlights has been derived from the Fund’s financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which you may obtain upon request.

	S&P 500 Index Fund-Institutional Class
	Year Ended December 31,
For a share outstanding throughout the period:	2013	2012	2011		2010	2009
Net asset value, beginning of period	$19.35	$17.05	$17.07		$15.15	$12.21
Income from investment operations:
Net investment incomeA	0.43	0.39	0.34		0.29	0.30
Net gain on investments (both realized and unrealized)	5.74	2.31	(0.02)		1.95	2.91
Total income from investment operations	6.17	2.70	0.32		2.24	3.21
Less distributions:
Dividends from net investment income	(0.42)	(0. 40)	(0.34)		(0.32)	(0.27)
Tax return of capital	—	—	(0.00	)B	—	—
Total distributions	(0.42)	(0.40)	(0.34)		(0.32)	(0.27)
Net asset value, end of period	$25.10	$19.35	$17.05		$17.07	$15.15
Total returnC	32.15%	15.87%	1.92%		14.96%	26.70%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$941,930	$649,457	$422,337		$381,592	$316,975
Ratios to average net assets (annualized):A
Net investment income	1.95%	2.19%	1.95%		1.90%	2.39%
Expenses, including expenses allocated from master portfolio	0.14%	0.15%	0.16%		0.13%	0.15%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.
B	The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C	May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.

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	S&P 500 Index Fund-Investor Class
	Year Ended December 31,
For a share outstanding throughout the period:	2013	2012	2011		2010	2009
Net asset value, beginning of period	$19.19	$16.82	$16.88		$15.00	$12.06
Income from investment operations:
Net investment incomeA	0.37	0.31	0.22		0.15	0.33
Net gain on investments (both realized and unrealized)	5.65	2.25	0.02		1.99	2.80
Total income from investment operations	6.02	2.56	0.24		2.14	3.13
Less distributions:
Dividends from net investment income	(0.32)	(0.19)	(0.30)		(0.26)	(0.19)
Tax return of capital	—	—	(0.00	)B	—	—
Total distributions	(0.32)	(0.19)	(0.30)		(0.26)	(0.19)
Net asset value, end of period	$24.89	$19.19	$16.82		$16.88	$15.00
Total returnC	31.56%	15.25%	1.44%		14.43%	26.26%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$28,309	$18,174	$16,154		$17,707	$22,261
Ratios to average net assets (annualized):A
Net investment income	1.48%	1.67%	1.44%		1.42%	2.01%
Expenses, including expenses allocated from the master portfolio	0.60%	0.63%	0.64%		0.60%	0.60%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.
B	The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C	May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.

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Additional Information

Additional information about the Fund is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Fund’s website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report	Statement of Additional Information (“SAI”)

The Fund’s Annual and Semi-Annual Reports list the Fund’s actual investments as of the report’s date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Fund’s performance. The report of the Fund’s Independent Registered Public Accounting Firm is included in the Annual Report.	The SAI contains more details about the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

To obtain more information about the Fund or to request a copy of the documents listed above:

By Telephone:	By Mail:	By E-mail:	On the Internet:
Call 1-800-658-5811	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	americanbeaconfunds@ambeacon.com	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-1520. The SAI and other information about the Fund may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER & DIVIDEND PAYING AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED Public Accounting Firm Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine www.foreside.com

American Beacon is a registered service mark of American Beacon Advisors, Inc. American Beacon Funds is a service mark of American Beacon Advisors, Inc.

SEC File Number 811-4984

STATEMENT OF ADDITIONAL INFORMATION

AMERICAN BEACON® FUNDS

April 30, 2014

S&P 500 Index Fund

INSTITUTIONAL CLASS [AASPX]

INVESTOR CLASS [AAFPX]

This Statement of Additional Information (“SAI”) should be read in conjunction with the prospectus dated April 30, 2014 (the “Prospectus”) for the American Beacon S&P 500 Index Fund (the “Fund”), a series of the American Beacon Funds, a Massachusetts business trust. Copies of the Prospectus may be obtained without charge by calling (800) 658-5811. You also may obtain copies of the Prospectus without charge by visiting the Fund’s website at www.americanbeaconfunds.com. This SAI is incorporated herein by reference to the Fund’s Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.

The Fund’s Annual Report to shareholders for the period ended December 31, 2013 and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI. Copies of the Fund’s Annual Report may be obtained, without charge, upon request by calling (800) 658-5811.

TABLE OF CONTENTS

Organization and History of the Fund	2
Additional Information About Investment Strategies and Risks	3
Other Investment Strategies and Risks	3
Investment Restrictions	5
Temporary Defensive and Interim Investments	7
Portfolio Turnover	7
Disclosure of Portfolio Holdings	7
Lending of Portfolio Securities	9
Trustees and Officers of the Trust	9
Trustees and Officers of the Equity 500 Index Portfolio	17
Code of Ethics	24
Proxy Voting Policies	24
Control Persons and 5% Shareholders	25
Management, Administrative and Distribution Services	26
Other Service Providers	28
Portfolio Managers	29
Portfolio Securities Transactions	31
Redemptions in Kind	31
Tax Information	31
Description of the Trust	35
Financial Statements	36
Appendix A: Proxy Voting Policy and Procedures for the Trust	A-1
Appendix B: Proxy Voting Policies —Portfolio	B-1
Appendix C: Ratings Definitions	C-1

1

ORGANIZATION AND HISTORY OF THE FUND

The Fund is a series of the American Beacon Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987. The Fund constitutes an investment portfolio with a distinct investment objective, purpose and strategy. The Fund is diversified. The Fund offers Institutional Class and Investor Class shares.

The Fund operates under a master-feeder structure (a “Master-Feeder Fund”). The Master-Feeder Fund invests all of its investable assets in a corresponding portfolio with a similar name and identical investment objective and investment policies that are substantially similar to those of the Master-Feeder Fund. The Fund seeks its investment objective by investing all of its investable assets in the State Street Equity 500 Index Portfolio (“Equity 500 Index Portfolio”), a series of the State Street Master Funds that is managed by SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”), a subsidiary of State Street Corp. and an affiliate of State Street Bank and Trust Company (“State Street”). The Equity 500 Index Portfolio is referred to herein as the “Portfolio”.

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ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment objective and principal investment strategies and risks of the Portfolio are described in the Prospectus. This section contains additional information about the Portfolio’s investment policies and risks and types of investments the Portfolio may make. The composition of the Portfolio’s investment portfolio and the strategies that it may use in selecting portfolio investments may vary over time. The Portfolio is not required to use all of the investment strategies described below in pursuing its investment objective. It may use some of the investment strategies only at some times or it may not use them at all.

Cash Reserves — The Portfolio may hold portions of its assets in short-term debt instruments with remaining maturities of 397 days or less pending investment or to meet anticipated redemptions and day-to-day operating expenses. Short-term debt instruments consist of: (i) short-term obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated at the time of purchase Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or AA or higher by Standard & Poor’s Rating Group (“S&P”) or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser. To the extent that the Portfolio holds the foregoing instruments its ability to track its corresponding Index may be adversely affected. See Appendix C for more information on the ratings of debt instruments.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in a Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that a Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Futures Contracts and Options on Futures — The Portfolio may enter into futures contracts on securities in which it may invest or on indices comprised of such securities and may purchase and write call and put options on such contracts.

Futures contracts — A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid. Futures contracts are traded in the United States only on commodity exchanges or boards of trade—known as “contract markets”—approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although many futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a “closing transaction”). Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the futures broker. The initial margin serves as a “good faith” deposit that the Portfolio will honor its futures commitments. Subsequent payments (called “variation margin” or “maintenance margin”) to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs. If the Portfolio is unable to enter into a closing transaction, the amount of the Portfolio’s potential loss may be unlimited.

The Portfolio will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

Options on futures contracts —In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

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As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

Illiquid Securities — The Portfolio may invest in illiquid securities. The Portfolio will invest no more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Lending of Portfolio Securities — The Portfolio has the authority to lend portfolio securities to brokers, dealers and other financial organizations in amounts up to 33 1/3% of the total value of its assets. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. The Portfolio’s securities lending agent may be an affiliate of the Adviser, and would be compensated by the Portfolio for its services.

Options on Securities and Securities Indices — The Portfolio may purchase or sell options on securities in which it may invest and on indices that are comprised of securities in which it may invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded. Typically, a call option will be profitable to the holder of the option if the value of the security or the index increases during the term of the option; a put option will be valuable if the value of the security or the index decreases during the term of the option. The Portfolio may also invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.

Purchase of Other Investment Company Shares — The Portfolio may, to the extent permitted under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and exemptive rules and orders thereunder, invest in shares of other investment companies, which include Funds managed by SSgA FM or the Manager, which invest exclusively in money market instruments or in investment companies with investment policies and objectives which are substantially similar to the Portfolio’s. These investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting interestholder redemptions.

Repurchase Agreements — The Portfolio may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, the Portfolio purchases securities from a financial institution that agrees to repurchase the securities at the Portfolio’s original purchase price plus interest within a specified time (normally one business day). The Portfolio will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Portfolio may encounter delay and incur costs before being able to sell the securities, or may be prevented from realizing on the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Portfolio.

Section 4(2) Commercial Paper/Rule 144A Securities —The Portfolio may also invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“1933 Act”) (“Section 4(2) paper”) or in securities that that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”).

Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be a transaction exempt from the registration requirements of the 1933 Act. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Rule 144A securities generally must be sold only to other institutional investors.

4

Section 4(2) paper and Rule 144A securities will not be considered illiquid for purposes of the Portfolio’s percentage limitations on illiquid securities when the Adviser (pursuant to guidelines adopted by the Board of Trustees) determines that a liquid trading market exists for the securities in question. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(2) paper or Rule 144A securities.

U.S. Government Securities — The Portfolio may purchase U.S. Government securities. The types of U.S. Government obligations in which the Portfolio may at times invest include: (1) U.S. Treasury obligations and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to U.S. Government securities it is not obligated to support.

Interfund Lending — Pursuant to an order issued by the SEC, the American Beacon Funds may participate in a credit facility whereby each American Beacon Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other American Beacon Funds for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report on credit facility activities to the Board. The credit facility can provide a borrowing fund with savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions. When the funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce the Fund’s need to borrow from banks, the Fund remains free to establish lines of credit or other borrowing arrangements with banks.

Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Valuation Risk — There is a risk that the Portfolio has valued certain securities at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

When-Issued Securities — The Portfolio may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to the Portfolio until settlement takes place. The Portfolio segregates or earmarks liquid securities to cover these commitments. For the purpose of determining the adequacy of these securities, the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Portfolio’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Portfolio. When entering into a when-issued transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

Securities purchased on a when-issued basis and held by the Portfolio are subject to changes in market value based upon actual or perceived changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in the Portfolio’s net asset value (“NAV”).

INVESTMENT RESTRICTIONS

The Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

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All other fundamental and non-fundamental investment policies of the Fund and its corresponding Portfolio are identical, except as described under “Equity 500 Index Portfolio and American Beacon S&P 500 Index Fund” below.

Except as noted otherwise below, whenever the Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of a Fund’s votes representing that Fund’s shareholders not voting will be voted by the Board in the same proportion as those Fund shareholders who do, in fact, vote.

Equity 500 Index Portfolio and American Beacon S&P 500 Index Fund

The following investment restrictions are “fundamental policies” of the Equity 500 Index Portfolio and the Fund, and may be changed with respect to the Portfolio or the Fund only by the affirmative vote of a majority of the Portfolio’s or Fund’s outstanding interests or shares, respectively, as defined above. Except where noted otherwise, the fundamental investment restrictions of the Equity 500 Index Portfolio and the Fund are substantially the same. Whenever the Fund is requested to vote on a change in the fundamental policy of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of the Fund’s votes representing Fund shareholders not voting will be voted by the Board in the same proportion as the Fund shareholders who do, in fact, vote.

Fundamental Investment Restrictions

The following restrictions, which apply to the Fund and the Portfolio, may not be changed without the affirmative vote of a “majority of the outstanding voting securities” of the Fund or the Portfolio, as applicable. A “majority of the outstanding securities” of the Fund or the Portfolio is defined in the Investment Company Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or the Portfolio or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy.

1.	The Portfolio may borrow money and issue senior securities to the extent consistent with applicable law from time to time.

2.	The Portfolio may make loans, including to affiliated investment companies, to the extent consistent with applicable law from time to time.

3.	The Portfolio may purchase or sell commodities to the extent consistent with applicable law from time to time.

4.	The Portfolio may purchase, sell or hold real estate to the extent consistent with applicable law from time to time.

5.	The Portfolio may underwrite securities to the extent consistent with applicable law from time to time.

6.	The Portfolio may not purchase any security if, as a result, 25% or more of the Portfolio’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as is consistent with applicable law from time to time and as follows: the Portfolio is permitted to invest without limit in “government securities” (as defined in the Investment Company Act) and tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing. The Portfolio may concentrate its investments in securities of issuers in the same industry as may be necessary to approximate the composition of the Portfolio’s underlying Index.

For the Portfolio, all percentage limitations (except the limitation to borrowings) on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions expressly identified as fundamental, or to the extent designated as such in the Prospectus with respect to the Portfolio, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees without shareholder approval.

Non-Fundamental Investment Restrictions

In addition, it is contrary to the Portfolio’s present policies, which may be changed without shareholder approval, to invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

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TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions, where the Manager or an investment adviser believes it is appropriate and in the Fund’s best interest, the Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include (i) obligations issued or guaranteed by the U.S. Government, its agents or instrumentalities; (ii) commercial paper rated in the highest short term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of other investment companies, including open-end funds, exchange-traded funds, or money market funds, including investment companies advised by the Manager or another investment adviser.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that a Fund or Portfolio sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the Fund’s or the Portfolio’s transaction costs and generate additional capital gains or losses.

DISCLOSURE OF PORTFOLIO HOLDINGS

As a feeder funds to the Portfolios, the Fund does not invest directly in portfolio securities. The Fund’s holdings consist of interests in the Portfolio. Set forth below are the Portfolio’s policies for disclosure of holdings.

Disclosure by the Fund

The Fund publicly discloses portfolio holdings information for the Portfolio as follows:

1.	a complete list of holdings for the Portfolio on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC within ten days thereafter;

2.	a complete list of holdings for the Portfolio as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter; and

3.	ten largest holdings for the Portfolio as of the end of each calendar quarter on the Fund’s website (www.americanbeaconfunds.com) and in sales materials approximately thirty days after the end of the calendar quarter.

The Fund receives Portfolio holdings information from SSgA FM prior to the public disclosures listed above. The Fund has ongoing arrangements with third party service providers that require access to this nonpublic holdings information to provide services necessary to the Fund’s operations (“service providers”). These service providers routinely receive complete portfolio holdings information prior to the public disclosure of such information. The service providers have a duty to keep the Portfolio’s nonpublic information confidential either through written contractual arrangements with the Manager or the Fund or by the nature of their role with respect to the Fund. The Fund has determined that disclosure of nonpublic holdings information to the service providers fulfills a legitimate business purpose and is in the best interest of shareholders. The Fund has an ongoing arrangement to provide Portfolio holdings information to the Fund’s independent registered public accounting firm, Ernst & Young LLP. Ernst & Young has access to the complete list of holdings on an annual basis upon receipt from the Portfolio, typically around the 50th day after fiscal year-end. The Fund does not intend to make no other selective disclosure of nonpublic Portfolio holdings information.

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Selective Disclosure of Portfolio Holdings for the State Street Master Trust

Introduction

The policies set forth below to be followed by State Street and SSgA FM (collectively, the “Service Providers”) for the disclosure of information about the portfolio holdings of the Portfolio, a series of State Street Master Funds (the “State Street Trust”). These disclosure policies are intended to ensure compliance by the Service Providers and the Portfolio with applicable regulations of the federal securities laws, including the Investment Company Act and the Investment Advisers Act of 1940, as amended. The Board of Trustees of the State Street Trust must approve all material amendments to the policy.

General Policy

It is the policy of the Service Providers to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Portfolio.

Exception

No information concerning the portfolio holdings of the Portfolio may be disclosed to any party (including shareholders) except as provided below.

Publicly Available Information. Any party may disclose portfolio holdings information after the holdings are publicly available.

Disclosure of the complete holdings of the Portfolio is required to be made quarterly within 60 days of the end of the Portfolio’s fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q (filed after the first and third fiscal quarters). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Portfolio will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Portfolio’s fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Portfolio’s filings with the SEC or on their website.

Press Interviews Brokers and Other Discussions

Portfolio managers and other senior officers or spokespersons of the Service Providers or the State Street Trust may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these disclosure policies. For example, a portfolio manager discussing the Portfolio may indicate that he owns XYZ Company for the Portfolio only if the Portfolio’s ownership of such company has previously been publicly disclosed.

Trading Desk Reports

State Street Global Advisors’ trading desk may periodically distribute lists of investments held by its clients (including the State Street Trust) for the general analytical research purposes. In no case may such lists identify individual clients or individual client position sizes. Furthermore, in the case of equity securities, such lists shall not show aggregate client position sizes.

Miscellaneous

Confidentiality Agreement . No non-public disclosure of the Portfolio’s portfolio holdings will be made to any party unless such party has signed a written Confidentiality Agreement. For purposes of the disclosure policies, any Confidentiality Agreement must be in a form and substance acceptable to, and approved by, the State Street Trust’s officers.

Evaluation Service Providers. There are numerous mutual fund evaluation services (Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the State Street Trust by these services and departments, the State Street Trust may distribute (or authorize the Service Providers and the State Street Trust’s custodian or fund accountants to distribute) month-end portfolio holdings to such services and departments only if such entity has executed a confidentiality agreement.

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Additional Restrictions . Notwithstanding anything herein to the contrary, the State Street Trust’s Board of Trustees, State Street and SSgA FM may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these disclosure policies.

Waivers of Restrictions. These disclosure policies may not be waived, or exceptions made, without the consent of the State Street Trust’s officers. All waivers and exceptions involving the Portfolio will be disclosed to the Board of Trustees of the State Street Trust no later than its next regularly scheduled quarterly meeting.

Disclosures Required by Law . Nothing contained herein is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law. For example, SSgA FM, State Street, the Portfolio or any of its affiliates or service providers may file any report required by applicable law (such as Schedules 13D, 13G and 13F or Form N-MFP), respond to requests from regulators and comply with valid subpoenas.

LENDING OF PORTFOLIO SECURITIES

The Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. The Portfolio also has the right to terminate a loan after providing notice. The Portfolio does not have the right to vote on securities while they are on loan. However, the Portfolio may attempt to terminate loans in time to vote those proxies that the Portfolio determines are material to its interests. Loans of portfolio securities may not exceed 33-1/3% of the value of the Portfolio’s total assets (including the value of all assets received as collateral for the loan). The Portfolio will receive collateral consisting of cash or securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities received as collateral or purchased with cash collateral. As of the date of this SAI, any securities lending is conducted by the Portfolio and not the Fund itself. Accordingly, American Beacon Advisors, Inc. currently receives no income from securities lending in the Fund.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including American Beacon Advisors, Inc. (“American Beacon” or the “Manager”), which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon’s investment personnel and the Trust’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Trust’s independent registered public accounting firm (which reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. American Beacon, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees and through the Board members who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act “Independent Trustees”). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund’s risks include, among others, investment risk, credit risk, liquidity risk, and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, American Beacon, the Fund’s investment adviser, and other service providers to the Fund has themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Fund oversees and regularly monitors the investments, operations and compliance of the Fund’s investment advisers.

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The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Fund’s CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Fund. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Fund’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with American Beacon and the Trust’s distribution plans under Rule 12b-1 under the Investment Company Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.

Board Structure and Related Matters

Independent Trustees constitute at least two-thirds of the Board. Richard A. Massman, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Interested Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Funds. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the annual process by which the Board considers and approves the Fund’s investment advisory agreement with American Beacon, while specific matters related to oversight of the Fund’s independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each if its committees, the Trustees are able to oversee effectively the number of Fund in the complex.

The Trust is part of the American Beacon Funds Complex, which is comprised of the 28 series within the Trust and 2 series within the American Beacon Select Funds. The same persons who constitute the Board also constitute the board of trustees of American Beacon Select Funds.

The Board holds four regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement*. Each Trustee has and continues to serve the same term as a Trustee of the American Beacon Select Funds as he or she has with the Trust.

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Name (Age)	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEES

Gerard J. Arpey**(55)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines, Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present).

Alan D. Feld*** (77)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012).

NON-INTERESTED TRUSTEES

W. Humphrey Bogart (69)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012).

Brenda A. Cline (53)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012).

Eugene J. Duffy (59)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012).

Thomas M. Dunning (71)	Trustee since 2008	Chairman Emeritus, Lockton Dunning Benefits (consulting firm in employee benefits) (2008-Present); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012).

Richard A. Massman (70)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012).

Barbara J. McKenna (51)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present).

R. Gerald Turner (68)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012).

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*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the Investment Company Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust as defined by the Investment Company Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, and service to several charitable organizations.

W. Humphrey Bogart: Mr. Bogart has extensive experience in the investment management business including as president and chief executive officer of an investment adviser and as a consultant, significant organizational management experience through start-up efforts with a national bank, service as a board member of a university medical center foundation, and multiple years of service as a Trustee.

Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a private foundation, service as a trustee to a private university, a children’s hospital and a school, including acting as a member of their investment and/or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.

Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to an financial services industry association, and multiple years of service as a Trustee.

Thomas M. Dunning: Mr. Dunning has extensive organizational management experience founding and serving as chairman and chief executive officer of a private company, service as a director of a private company, service as chairman of a large state municipal bond issuer and chairman of a large airport authority, also an issuer of bonds, service as a board member of a state department of transportation, service as a director of various foundations, service as chair of civic organizations, and multiple years of service as a Trustee.

Alan D. Feld: Mr. Feld has extensive experience as a business attorney, organizational management experience as chairman of a law firm, experience as a director of several publicly held companies; service as a trustee of a private university and a board member of a hospital, and multiple years of service as a Trustee.

Richard A. Massman: Mr. Massman has extensive experience as a business attorney, organizational management experience as a founding member of a law firm, experience as a senior vice president and general counsel of a large private company, service as the chairman and director of several foundations, including services on their Investment Committees and Finance Committees, chairman of a governmental board, chairman of various professional organizations and multiple years of service as a Trustee and as Independent Chair.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, and member of numerous financial services industry associations.

R. Gerald Turner: Mr. Turner has extensive organizational management experience as president of a private university, service as a director and member of the audit and governance committees of various publicly held companies, service as a member to several charitable boards, service as a co-chair to an intercollegiate athletic commission, and multiple years of service as a Trustee.

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Committees of the Board

The Trust has an Audit and Compliance Committee, consisting of Ms. Cline (Chair), and Messrs. Duffy and Dunning. Mr. Massman, as Chairman of the Trust, serves on the Audit and Compliance Committee in an ex-officio capacity. None of the members of the committee are “interested persons” of the Trust, as defined by the Investment Company Act. As set forth in its charter, the primary duties of the Trust’s Audit and Compliance Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Funds and their internal controls and, as the Audit and Compliance Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); and (e) to coordinate the Board’s oversight of the Trust’s CCO in connection with his or her implementation of the Trust’s Compliance Program. The Audit and Compliance Committee met four (4) times during the fiscal year ended December 31, 2013.

The Trust has a Nominating and Governance Committee that is comprised of Messrs. Feld (Chair), Turner, and Massman. As set forth in its charter, the Nominating and Governance Committee’s primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted and the appointment of Committee chairs consideration during a meeting of Fund shareholders; (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation; and (i) to evaluate requests for exemptions from the mandatory retirement policy and make related recommendations to the Board. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating and Governance Committee in care of the Secretary of the Fund. The Nominating and Governance Committee met four (4) times during the fiscal year ended December 31, 2013.

The Trust has an Investment Committee that is comprised of Mr. Bogart (Chair), Ms. McKenna, and Mr. Arpey. Mr. Massman, as Chairman of the Trust, serves on the Investment Committee in an ex-officio capacity. As set forth in its charter, the Investment Committee’s primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met six (6) times during the fiscal year ended December 31, 2013.

Trustee Ownership in the Funds

The following table shows the amount of equity securities owned in the American Beacon Funds family by the Trustees as of the calendar year ended December 31, 2013.

	INTERESTED Arpey	INTERESTED Feld
S&P 500 Index	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (30 Funds)	Over $ 100,000	Over $ 100,000

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	Bogart	Cline	Duffy	Dunning	Massman	McKenna	Turner
S&P 500 Index	None	None	None	None	$10,001-$50,000	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (30 Funds)	$10,001- $50,000	Over $100,000	None	Over $100,000	Over $100,000	None	Over $100,000

Trustee Compensation

As compensation for their service to the Trust and the American Beacon Select Funds (collectively, the “Trusts”), each Trustee is compensated from the Fund and the fund complex as follows: (1) an annual retainer of $110,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $2,500 for attendance by Board members at quarterly Board meetings, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating Committee; (d) $2,500 for attendance by any Trustee at an annual Investment Committee meeting to review the Trust’s management and investment advisory agreements; and (e) $2,500 for attendance by any Trustee at an annual investment research symposium sponsored by the Manager where the Investment Committee meets with designated investment sub-advisors, and (3) reimbursement of expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars.

Mr. Massman was elected as Chairman April 15, 2008. For his service as Chairman, Mr. Massman receives an additional annual payment of $25,000. He also receives an additional $2,500 per quarter for his service as an ex-officio member of multiple committees. The following table shows total compensation (excluding reimbursements) earned by each Trustee for the fiscal year ended December 31, 2013.

Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From the Trusts (30 funds)
INTERESTED TRUSTEES
Gerard J. Arpey	$ 128,032		$ 135,000
Alan D. Feld	$ 121,867	[1]	$ 128,500
NON-INTERESTED TRUSTEES
W. Humphrey Bogart	$ 128,032	[1]	$ 135,000
Brenda A. Cline	$ 128,032	[1]	$ 135,000
Eugene J. Duffy	$ 123,290		$ 130,000
Thomas M. Dunning	$ 125,661		$ 132,500
Richard A. Massman	$ 139,887	[1]	$ 147,500
Barbara J. McKenna	$ 128,032		$ 135,000
R. Gerald Turner	$ 119,496	[1]	$ 126,000

1 Upon retirement from the Board, each of these Trustees is eligible for flight benefits afforded to Trustees who served on the Boards as of June 4, 2008 as described below.

The Boards adopted a Trustee Retirement Policy and Trustee Emeritus and Retirement Plan (“Plan”). The Plan provides that a Trustee who has served on the Boards as of June 4, 2008, and who has reached a mandatory retirement age established by the Board (currently 72) is eligible to elect Trustee Emeritus status. The Boards, through a majority vote, may determine to grant one or more annual exemptions to this mandatory retirement requirement. Additionally, a Trustee who has served on the Board of one or more Trusts for at least 5 years as of June 4, 2008, may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status.

Upon assuming Trustee Emeritus status, each eligible Trustee and his or her spouse (or designated companion) may receive annual flights benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company). Eligible Trustees who independently have flight benefits on American Airlines may opt to receive annual payments of $20,000 from the Trusts in lieu of flight benefits.

An eligible Trustee may serve as a Trustee Emeritus and receive related benefits for a period up to a maximum of 10 years depending upon their length of service. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds. Currently, two individuals have assumed Trustee Emeritus status. One receives an annual stipend of $20,000 from the Trusts. The other individual and his spouse receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines.

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Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Select Funds as listed below for the Trust.

Name (Age)	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS

Gene L. Needles, Jr. (59)	President since 2009 Executive Vice President 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Lighthouse Holdings, Inc. (2009-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-Present); Manager and President, American Private Equity Management, L.L.C. (2012-Present); President, Touchstone Investments (2008-2009).

Jeffrey K. Ringdahl (39)	Vice President since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-Present); Vice President, American Private Equity Management, L.L.C. (2012-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Rosemary K. Behan (55)	Vice President, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Lighthouse Holdings, Inc. (2008-Present); Secretary, Lighthouse Holdings Parent, Inc. (2008-Present); Secretary, American Private Equity Management, L.L.C. (2008-Present).

Brian E. Brett (53)	Vice President since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (47)	Vice President since 2007	Chief Investment Officer (2012-Present); Vice President, Asset Management (2009-2012) and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.; Vice President, American Private Equity Management, L.L.C. (2012-Present)

Erica B. Duncan (43)	Vice President since 2011	Vice President, Marketing & Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011); Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (60)	Vice President since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments (1988-2011);, American Beacon Advisors, Inc. Director, American Beacon Global Funds SPC (2002-2011).

Melinda G. Heika (52)	Treasurer since 2010	Treasurer (2010-Present), Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer, Lighthouse Holdings, Inc. (2010-Present); Treasurer, Lighthouse Holdings Parent, Inc. (2010-Present); Treasurer, American Private Equity Management, L.L.C. (2012-Present).

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Name (Age)	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years

Terri L. McKinney (50)	Vice President since 2010	Vice President, Enterprise Services (2009-Present), American Beacon Advisors, Inc.

Samuel J. Silver (51)	Vice President since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Sonia L. Bates (57)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011 - Present), Manager, Tax and Financial Reporting (2005 - 2010), American Beacon Advisors, Inc.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-Present); Asst. Treasurer, Lighthouse Holdings Parent, Inc. (2011-Present); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

John J. Okray (40)	Asst. Secretary since 2010	Deputy General Counsel (2012-Present), Asst. General Counsel (2010-2012) and Asst. Secretary (2010-Present), American Beacon Advisors, Inc.; Asst. Secretary, Lighthouse Holdings, Inc. (2010-Present); Asst. Secretary, Lighthouse Holdings Parent, Inc. (2010-Present); Asst. Secretary, American Private Equity Management, L.L.C. (2012-Present); Vice President, OppenheimerFunds, Inc. (2004-2010).

Christina E. Sears (42)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).
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TRUSTEES AND OFFICERS OF THE EQUITY 500 INDEX PORTFOLIO

The Equity 500 Index Portfolio Board is responsible for generally overseeing the Equity 500 Index Portfolio’s business. The Trustees and officers of the Equity 500 Index Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST FIVE YEARS
INDEPENDENT TRUSTEES
Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995- present).	56	Trustee and Co-Chairman, State Street Institutional Investment Trust; Trustee and Co-Chairman, SSgA Funds; Director, the Holland Series Fund, Inc.; Trustee, Vanguard Charitable Endowment Fund; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2990 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); January 2009 to Present, Independent Director, SSgA Fixed Income plc; and January 2009 to Present, Independent Director, SSgA Qualified Funds PLC.	56	Trustee, State Street Institutional Investment Trust, Trustee and Co-Chairman, SSgA Funds; Board Director and Chairman, SPDR Europe I PLC (2011-present); Board Director and Chairman, SPDR Europe II, PLC (2013- Present).

William L. Boyan State Street Financial Center One Lincoln Street Boston, MA 02111-2990 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999)Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.	56	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Former Trustee of Old Mutual South Africa Master Trust; Trustee, Children’s Hospital, Boston, MA.

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William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, SPCA of Bucks County, PA; and the Ann Silverman Community Clinic of Doylestown, PA.	56	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Director, Marshall Financial Group, Inc.

Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	56	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003-Present); Board member, Regenesis Biomedical (health care services) (April 2012-Present).

Rina K. Spence State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	56	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).

Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSgA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	56	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds

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Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	President, Oakmonst Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 -1999); President, Boston Stock Exchange Depository Trust Company, 1981-1982.	56	Trustee, State Street Institutional Investment Trust; Trustess, SSgA Funds;Treasurer, Nantucket Educational Trust, (2002-2007).

INTERESTED TRUSTEES(1)
Scott F. Powers SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1959	Trustee	Term: Indefinite Elected Trustee: 1/14	May 2008 to Present, President and Chief Executive Officer of State Street Global Advisors; 2001 — 2008, Chief Executive Officer of Old Mutual Asset Management; Board of Directors, United Way of Massachusetts Bay; Board of Directors of Middlesex School; Incorporator, Cardigan Mountain School	56	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds

James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 2/07	Chairman and Director, SSgA Funds Management, Inc. (2012 – present); President, SSgA Funds Management, Inc. (2005 – 2012); Executive Vice President and Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	239	Trustee, State Street Institutional Investment Trust; Trustee; SSgA Funds; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; Trustee, SSgA Active ETF Trust; and Trustee, SSgA Master Trust.

(1)      Mr. Powers and Mr. Ross are Interested Trustees because of their employment by SSgA Funds Management, Inc., an affiliate of the Trust.

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NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

OFFICERS:

Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSgA Funds Management, Inc. (June 2012 – present); Chief Operating Officer, SSgA Funds Management, Inc. (May 2010 - June 2012); Senior Managing Director, SSgA Funds Management, Inc. (1992-2012) and Senior Managing Director, State Street Global Advisors (1992-present).*

Ann M. Carpenter SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President	Term: Indefinite Elected: 10/12	Chief Operating Officer, SSgA Funds Management, Inc. (April 2014 – present); Vice President, SSgA Funds Management, Inc. (2008 – present); Principal, State Street Global Advisors (2005 – 2008 – present).*

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 YOB: 1964	Treasurer	Term: Indefinite Elected: 11/10	Vice President, State Street Bank and Trust Company (2002 – present).*

Chad C. Hallett State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 YOB: 1969	Assistant Treasurer	Term: Indefinite Elected: 09/11	Vice President, State Street Bank and Trust Company (2001 – present).*

Caroline Connolly State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 YOB: 1975	Assistant Treasurer	Term: Indefinite Elected: 09/11	Assistant Vice President, State Street Bank and Trust Company (2007 – present).

Brian Harris SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1973	Chief Compliance Officer	Term: Indefinite Elected: 11/13	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (June 2013- Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

David James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1970	Secretary	Term: Indefinite Elected: 4/13	Vice President and Managing Counsel, State Street Bank and Trust Company (2009–present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006-2009).

Kristin Schantz State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1979	Assistant Secretary	Term: Indefinite Elected: 2/14	Vice President and Counsel, State Street Bank and Trust Company (2013 – present); Vice President, Citi Fund Services Ohio, Inc. (2008-2013).

*	Served in various capacities and/or with various affiliated entities during noted time period.

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The By-Laws of the Trust provide that the Trust shall indemnify each person who is or was a Trustee of the Trust against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the Trust’s best interest. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Summary of Trustees’ Qualifications

Following is a summary of the experience, attributes and skills which qualify each Trustee to serve on the Trust’s Board.

Michael F. Holland: Mr. Holland is an experienced business executive with over 43 years of experience in the financial services industry including 18 years as a portfolio manager of another registered mutual fund; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Board of Trustees and related Committees of State Street Institutional Investment Trust and State Street Master Funds for 14 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

William L. Boyan: Mr. Boyan is an experienced business executive with over 41 years of experience in the insurance industry; his experience includes prior service as a trustee, director or officer of various investment companies and charities and an executive position with a major insurance company. He has served on the Board of Trustees and related Committees of the State Street Institutional Investment Trust and the State Street Master Funds for 14 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

Rina K. Spence: Ms. Spence is an experienced business executive with over 33 years of experience in the health care industry; her experience includes service as a trustee, director or officer of various investment companies, charities and utility companies and chief executive positions for various health care companies. She has served on the Board of Trustees and related Committees of the State Street Institutional Investment Trust and the State Street Master Funds for 14 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

Douglas T. Williams: Mr. Williams is an experienced business executive with over 40 years of experience in the banking industry; his experience includes service as a trustee or director of various investment companies and charities and senior executive positions of major bank organizations. He has served on the Board of Trustees and related Committees of the State Street Institutional Investment Trust and the State Street Master Funds for 14 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

James E. Ross: Mr. Ross is an experienced business executive with over 24 years of experience in the financial services industry; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Board of Trustees of the State Street Institutional Investment Trust and the State Street Master Funds for six years and as President of the trusts for seven years and possesses significant experience regarding the trusts’ operations and history. Mr. Ross is also a senior executive officer of State Street Global Advisors.

William L. Marshall: Mr. Marshall is an experienced business executive with over 44 years of experience in the financial services industry; his experience includes service as an advisor trustee or officer of various investment companies and charities. He has served on the Board of Trustees and related Committees of SSgA Funds for 25 years and possesses significant experience regarding the operations and history of the Trust.

Patrick J. Riley: Mr. Riley is an experienced business executive with over 38 years of experience in the legal and financial services industries; his experience includes service as a trustee or director of various investment companies and Associate Justice of the Superior Court of the Commonwealth of Massachusetts. He has served on the Board of Trustees and related Committees of SSgA Funds for 25 years and possesses significant experience regarding the operations and history of the Trust.

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Richard D. Shirk: Mr. Shirk is an experienced business executive with over 45 years of experience in the health care and insurance industries and with investment matters; his experience includes service as a trustee, director or officer of various health care companies and nonprofit organizations. He has served on the Board of Trustees and related Committees of SSgA Funds for 25 years and possesses significant experience regarding the operations and history of the Trust.

Bruce D. Taber: Mr. Taber is an experienced business executive with over 40 years of experience in the power generation, technology and engineering industries; his experience includes service as a trustee or director of various investment companies. He has served on the Board of Trustees and related Committees of SSgA Funds for 22 years and possesses significant experience regarding the operations and history of the Trust.

Scott F. Powers: Mr. Powers is an experienced business executive with over 30 years of experience in the financial services industry; his experience includes service as a trustee, director or officer of various investment companies and charities. He was recently elected to the SSgA Funds’ Board of Trustees and possesses significant experience regarding the operations and history of the Trust. Mr. Powers is also the president and chief executive officer of the State Street Global Advisors.

References to the experience, attributes and skills of Trustees above are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Standing Committees

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of various matters of importance to Independent Trustees, the Trust, and the Trust’s interestholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Governance Committee, Valuation Committee and Qualified Legal and Compliance Committee.

The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant’s key personnel involved in the foregoing activities and monitors the independent accountant’s independence. During the fiscal year ended December 31, 2013, the Audit Committee held two meetings.

The Governance Committee is composed of all the Independent Trustees. The primary functions of the Governance Committee, including the Nominating Committee (a sub-committee of the Governance Committee), is to review and evaluate the composition and performance of the Board; make nominations for membership on the Board and committees; review the responsibilities of each committee; and review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will consider nominees to the Board recommended by shareholders.  Recommendations should be submitted in accordance with the procedures set forth in the Nominating Committee Charter and should be submitted in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.  Shareholders recommendations must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. The Governance Committee performs an annual self-evaluation of Board members. The Governance Committee was established after the fiscal year ended December 31, 2013.

The Valuation Committee is composed of all the Independent Trustees. The Valuation Committee’s primary purpose is to review the actions and recommendations of the Adviser’s Oversight Committee no less often than quarterly. The Trust has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street and SSgA FM. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board meetings. The Valuation Committee was established after the fiscal year ended December 31, 2013.

The Qualified Legal and Compliance Committee (the “QLCC”) is composed of all the Independent Trustees. The primary functions of the QLCC are to receive quarterly reports from the Trust’s Chief Compliance Officer; to oversee generally the Trust’s responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers or the Trustees. The Qualified Legal and Compliance Committee was established after the fiscal year ended December 31, 2013.

Leadership Structure and Risk Management Oversight

The Board has chosen to select different individuals as Co-Chairpersons of the Board of the Trust and as President of the Trust. Currently, Mr. Holland and Mr. Riley, both Independent Trustees, serve as Co-Chairpersons of the Board. Mr. Marshall and Mr. Williams serve as Co-Chairpersons of the Audit Committee, Mr. Shirk and Ms. Spence serve as Co-Chairpersons of the QLCC, Mr. Boyan and Mr. Taber serve as Co-Chairpersons of the Valuation Committee and Mr. Taber and Ms. Spence serve as Co-Chairpersons of the Governance Committee.

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Mr. Powers and Mr. Ross, who are also employees of the Adviser, serve as Trustees of the Trust and Ellen Needham, who is also an employee of the Adviser, serves as President of the Trust. The Board believes that this leadership structure is appropriate, since Mr. Powers, Mr. Ross and Ms. Needham provide the Board with insight regarding the Trust’s day-to-day management, while Mr. Holland and Mr. Riley provide an independent perspective on the Trust’s overall operation and Mr. Marshall and Mr. Williams provide a specialized perspective on audit matters.

The Board has delegated management of the Trust to service providers who are responsible for the day-to-day management of risks applicable to the Trust. The Board oversees risk management for the Trust in several ways. The Board receives regular reports from both the chief compliance officer and administrator for the Trust, detailing the results of the Trust’s compliance with its Board-adopted policies and procedures, the investment policies and limitations of the Portfolios, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management issues respecting the Trust with the Board, soliciting the Board’s input on many aspects of management, including potential risks to the Fund. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the Trust and offers advice to management, as appropriate. The Trustees also meet in executive session with the independent counsel to the disinterested Trustees, the independent registered public accounting firm, counsel to the Trust, the chief compliance officer and representatives of management, as needed. Through these regular reports and interactions, the Board oversees the risk management parameters for the Trust, which are effected on a day-to-day basis by service providers to the Trust.

Trustee Ownership of Securities of the Trust, Adviser and Distributor

As of April 1, 2014 none of the Independent Trustees or their immediate family members had any ownership of securities of the Adviser or State Street Global Markets, LLC (“SSGM”), the Trust’s distributor, or any person directly or indirectly controlling, controlled by or under common control with the Adviser or SSGM.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2013.

Name of Independent Trustee	Dollar Range Of Equity Securities In Each Portfolio		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
William L. Boyan	None	None	None
Michael F. Holland	None	None	None
William L. Marshall	None	None	Over $100,000
Patrick J. Riley	None	None	Over $100,000
Richard D. Shirk	None	None	Over $100,000
Rina K. Spence	None	None	None
Bruce D. Taber	None	None	Over $100,000
Douglas T. Williams	None	None	None

Name of Interested Trustee
Scott F. Powers	None	None	Over $100,000
James E. Ross	None	None	Over $100,000

Trustee Compensation

As of January 24, 2014, each Independent Trustee receives for his or her services to the State Street Master Funds, State Street Institutional Investment Trust and SSgA Funds, a $141,500 annual base retainer in addition to $18,000 for each in-person meeting and $2,000 for each telephonic meeting from the Trust. The Trust will bear a pro rata allocation based on the Trust’s average monthly assets. The Co-Chairmen receive an additional $44,000 annual retainer.

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The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended December 31, 2013.

	AGGREGATE COMPENSATION FROM TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM TRUST & FUND COMPLEX PAID TO TRUSTEES

NAME OF INDEPENDENT TRUSTEE

William L. Boyan, Trustee	$0	$0	$0	$129,250
Michael F. Holland, Trustee	$0	$0	$0	$159,250
William L. Marshall, Trustee*	$0	$0	$0	$0
Patrick J. Riley, Trustee*	$0	$0	$0	$0
Richard D. Shirk, Trustee*	$0	$0	$0	$0
Rina K. Spence, Trustee	$0	$0	$0	$127,500
Bruce D. Taber, Trustee*	$0	$0	$0	$0
Douglas T. Williams, Trustee	$0	$0	$0	$139,250

NAME OF INTERESTED TRUSTEE
Scott F. Powers, Trustee*	$0	$0	$0	$0
	$0	$0	$0	$0

*Elected in January 2014.

CODE OF ETHICS

The Manager, the Trust, the Adviser and SSGM have each adopted a code of ethics (together, the “Codes of Ethics”) under Rule 17j-1 of the Investment Company Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust or the Adviser.

PROXY VOTING POLICIES

The Trust has adopted proxy voting procedures pursuant to which the Trust delegates the responsibility for voting proxies relating to portfolio securities held by the Portfolios to the Adviser as part of the Adviser’s general management of the Portfolios, subject to the Board’s continuing oversight. A copy of the Trust’s proxy voting procedures is located in Appendix A and a copy of the Adviser’s proxy voting procedures is located in Appendix B.

Interestholders may receive information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12- month period ending June 30 (i) by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.

SSgA

Proxy Voting. If requested to vote on matters pertaining to the Portfolio, each Fund will (i) call a meeting of shareholders of the Fund for the purpose of seeking instructions from shareholders regarding such matters, (ii) vote the Fund’s Interest proportionally as instructed by Fund shareholders, and (iii) vote the Fund’s Interest with respect to the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Each Fund will hold each such meeting of Fund shareholders in accordance with a timetable reasonably established by the Portfolio. The Portfolio will be responsible for all reasonable costs (including legal fees) associated with Fund proxies and shareholder meetings called for the purpose of voting on matters pertaining to the Portfolio.

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CONTROL PERSONS AND 5% SHAREHOLDERS

Set forth below are the entities or persons that own 5% or more of the outstanding shares of the Fund or Class as of March 31, 2014, including classes of shares not included in this SAI. Entities or persons owning more than 25% of the outstanding shares of the Fund may be deemed to control that Fund. The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over that Fund or large redemptions by a control person could cause a Fund’s other shareholders to pay a higher pro rata portion of the Fund’s expenses. The Trustees and officers of the Trusts, as a group, own less than 1% of all classes of the Fund’s shares outstanding.

LIST OF 5% SHAREHOLDERS

(as of March 31, 2014)

American Beacon Funds

(Institutional Class and Investor Class)

S&P 500 Index Fund	Total Fund (Listed if more than 25%)	Institutional Class	Investor Class
Charles Schwab & Co.* 9601 E. Panorama Circle Englewood, CO 80112			22%

JP Morgan Chase Bank TTEE $uper $aver Cap Accumulated Plan For EE Of PTP AMR Corp Subsidiaries PO Box 419784 Kansas City, MO 64141-6784	93%	97%

National Financial Services Corp.* 200 Liberty Street New York, NY 10281			16%

TD Ameritrade Inc.* P.O. Box 2226 Omaha, NE 68103-2226			31%

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MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

The Manager

The Manager located at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155 is a Delaware corporation and a wholly owned subsidiary of Lighthouse Holdings, Inc. (“Lighthouse”). Lighthouse is indirectly majority owned by investment funds affiliated with Pharos Capital Group, LLC (“Pharos”) and TPG Capital, L.P. (“TPG”).

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control/Status	Nature of Controlling Person/Entity Business/Business History
Lighthouse Holdings, Inc.	Parent Company	Founded in 2008
William Quinn	Director of Manager; Executive Chairman
Gene L. Needles, Jr.	Director of Manager, President, CEO
Richard P. Schifter	Director of Manager	Affiliated with TPG
Kneeland C. Youngblood	Director of Manager	Affiliated with Pharos

The Manager is paid a management fee as compensation for providing the Trust with advisory and asset allocation services. The expenses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the assets of that class. Pursuant to management and administration agreements, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

•	complying with reporting requirements;
•	corresponding with shareholders;
•	maintaining internal bookkeeping, accounting and auditing services and records; and
•	supervising the provision of services to the Trusts by third parties.

The Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund’s tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing Prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by an investment advisor to the investment style of the Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of an investment adviser; and any extraordinary expenses of a nonrecurring nature.

Under the Management Agreement, the Manager presently monitors the services provided by SSgA FM to the Equity 500 Index Portfolio. The Manager receives no fee for providing these monitoring services. In the event that the Board determines that it is in the best interests of the shareholders of the Fund to withdraw its investment from the Portfolio, the Manager would become responsible for directly managing the assets of the Fund. In such an event, the Fund would pay the Manager an annual fee of up to 0.05% of the Fund’s average net assets, accrued daily and paid monthly.

The administration agreement provides for the Manager to receive an annualized administration fee (for providing administrative services) that is calculated and accrued daily, equal to the sum of 0.30% of the net assets of the Investor Class and 0.10% of the net assets of the Institutional Class. Administration fees for the Investor Class of the Fund for the fiscal years ended December 31, 2011, 2012, and 2013 were $42,106, $45,018 and $59,683, respectively. Administration fees for the Institutional Class of the Fund for the fiscal years ended December 31, 2011, 2012, and 2013 were $202,478, $265,091 and $399,618, respectively.

For SSgA FM’s services as investment advisor, and State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary audit and legal expenses), State Street receives a unitary fee, calculated daily, at an annual rate of 0.045% of the average daily net assets of the State Street Portfolio. Total fees paid to State Street by the S&P 500 Index Fund for the fiscal years ended December 31, 2011, 2012, and 2013 were $183,250, $246,986, and $370,769 respectively.

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Securities lending for the Fund is conducted at the Master Portfolio level by the Adviser, so the Manager received no related compensation for the fiscal years ended December 31, 2011, 2012, and 2013. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Investor Class has adopted a Service Plan. The Service Plan for the Investor Class provides that American Beacon S&P 500 Index Fund will pay up to 0.375% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The Manager or these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of Investor Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of a Fund’s “Other Expenses” in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The fees for the Investor Class will be paid on the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Service plan for the Investor Class. The primary expenses expected to be incurred under the Service Plan are shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers. Service fees for the American Beacon S&P 500 Index Fund for the fiscal years ended December 31, 2011, 2012, and 2013 were $42,106, $45,019 and 59,638, respectively.

The Manager has contractually agreed from time to time to reduce fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. In July of 2003, the Board approved a policy whereby the Manager may seek repayment for such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.

The Manager falls under an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

The Distributor

Foreside Fund Services, LLC (“Foreside” or “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the Fund’s shares. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of the Distributor to facilitate distribution of Fund shares. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers, for use solely to pay distribution related expenses.

The Adviser

SSgA FM is responsible for the investment management of the Equity 500 Index Portfolio pursuant to Investment Advisory Agreements. Under the terms of the Equity 500 Index Portfolio’s Investment Advisory Agreement with SSgA FM, SSgA FM manages the Equity 500 Index Portfolio subject to the supervision and direction of the Board of Trustees of the State Street Master Funds, in accordance with the Portfolio’s investment objective, policies and limitations.

SSgA FM bears the cost of providing administration, custody and transfer agency services for the Equity 500 Index Portfolio. The Equity 500 Index Fund and the Equity 500 Index Portfolio each bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Portfolio or Trustees of the Trust who are not officers, directors or employees of SSgA FM, the Manager or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs attributable to investor services, including telephone and personnel expenses; costs of preparing and printing prospectuses and Statements of Additional Information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of shareholders, officers and Trustees of the Equity 500 Index Portfolio or Trustees of the Trust, and any extraordinary expenses.

State Street provides administrative services to the Equity 500 Index Portfolio. Under the Administration Agreement between the Equity 500 Index Portfolio and State Street, State Street is obligated on a continuous basis to provide such administrative services as the Equity 500 Index Portfolio Board reasonably deems necessary for the proper administration of the Portfolio. State Street generally will assist in all aspects of the Portfolio’s operations; supply and maintain office facilities (which may be in State Street’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the Investment Company Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to investors; prepare and file tax returns; supply financial information and supporting data for reports to and filing with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Equity 500 Index Portfolio Board; provide monitoring reports and assistance regarding compliance with its Declaration of Trust, By-Laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

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For the years ended December 31, 2011, 2012, and 2013, the Equity 500 Index Portfolio paid $840,037, $880,974, and $1,079,996, respectively, in total compensation to SSgA FM and State Street for investment advisory, administrative and other services. Pursuant to the Advisory Agreement, Administration Agreement, Custody Agreement and Transfer Agency Agreement, State Street and SSgA FM have agreed to assume the ordinary operating expenses of the Equity 500 Index Portfolio. State Street is compensated by SSgA FM for its services as administrator, custodian and transfer agent for the Portfolios. Shareholders of the American Beacon S&P 500 Index Fund bear only their pro-rata portion of these fees.

OTHER SERVICE PROVIDERS

State Street, located at 1 Iron Street, Boston, Massachusetts 02110, serves as custodian for the Fund. In addition to its other duties as custodian, pursuant to an Administrative Services Agreement and instructions given by the Manager, State Street may invest certain excess cash balances of certain series of the Trust in various futures contracts. State Street also serves as custodian and transfer agent for the assets of the Equity 500 Index Portfolio. Boston Financial Data Services (an affiliate of State Street) located at 330 W. 9th Street, Kansas City, Missouri 64105, is the transfer and dividend paying agent for the Trust and provides these services to Fund shareholders. The Fund’s independent registered public accounting firm is Ernst & Young LLP, which is located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219, and for the Equity 500 Index Portfolio is Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.

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PORTFOLIO MANAGERS

The portfolio managers to the Fund and the Portfolios (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the Fund and Portfolios. Information regarding these other accounts has been provided by the Portfolio Managers’ firm and is set forth below. The number of accounts and assets for the Portfolio Managers is shown as of December 31, 2013.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Adviser and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts

SSgA Funds Management, Inc. — Equity 500 Index Portfolio

John Tucker	113 ($161.48 bil)	261 ($408.54 bil)	501 ($476.58 bil)	N/A	N/A	N/A
Karl Schneider	113 ($161.48 bil)	261($408.54 bil)	501 ($476.58 bil)	N/A	N/A	N/A

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Fund and Portfolios. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the investment advisor to the Portfolio of any foreseeable material conflicts of interest that may arise from the concurrent management of the Portfolio and other accounts as of the end of the Portfolio’s most recent fiscal year. The information regarding potential conflicts of interest was provided by SSgA FM.

SSgA FM . When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts may arise out of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or investment opportunities.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees. The difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to be fair and equitable.

Compensation

SSgA FM The compensation of SSgA’s investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSgA performance, and individual performance.  Each year our Global Human Resources department participates in compensation surveys in order to provide SSgA with critical, market-based compensation information that helps support individual pay decisions.  Additionally, subject to State Street and SSgA business results, State Street allocates an incentive pool to SSgA to reward its employees.  Because the size of the incentive pool is based on the firm’s overall profitability, each staff member is motivated to contribute both as an individual and as a team member.

29

The incentive pool is allocated to the various functions within SSgA.  The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by that the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Ownership of the Fund

A Portfolio Manager’s beneficial ownership of the Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager’s immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The tables below set forth each Portfolio Manager’s beneficial ownership of the Fund(s) under that Portfolio Manager’s management as provided by each investment adviser.

Name of Investment Advisor and Portfolio Manager	Equity 500 Index Portfolio
SSgA Funds Management, Inc.
John Tucker	None
Karl Schneider	None

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PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and SSgA FM are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine the Fund or Portfolio’s net asset value), and other information provided to the applicable Fund or Portfolio, to the Manager and/or SSgA FM (or their affiliates), provided, however, that the Manager or SSgA FM must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trusts do not allow the Manager or investment advisers to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and SSgA FM are also authorized to cause the Fund or Portfolio to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Trustees, the Manager or SSgA FM, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or SSgA FM exercises investment discretion. The fees of an investment adviser are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board or the Equity 500 Index Portfolio Board, as applicable, the Manager or SSgA FM (or a broker-dealer affiliated with either of them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund or Portfolio commissions might be used by the Manager and/or SSgA FM , as applicable, to benefit their other accounts under management.

Equity 500 Index Portfolio

SSgA FM places all orders for purchases and sales of the Equity 500 Index Portfolio’s investments. SSgA FM does not currently use the Equity 500 Index Portfolio’s assets for, or participate in, third party soft dollar arrangements, although SSgA FM may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. SSgA FM does not “pay up” for the value of any such proprietary research. SSgA FM may aggregate trades with clients of its affiliate, State Street Global Advisors (“SSgA”), whose commission dollars may be used to generate soft dollar credits. Although SSgA FM’s clients’ commissions are not used for third party soft dollars, the clients may benefit from the soft dollar products/services received by SSgA.

Affiliates of SSgA FM may receive brokerage commissions from the Equity 500 Index Portfolio in accordance with procedures adopted by the Equity 500 Index Portfolio Board under the Investment Company Act, which procedures require periodic review of these transactions.

In certain instances there may be securities that are suitable for the Equity 500 Index Portfolio as well as for one or more of SSgA FM’s other clients. The section entitled Conflicts of Interests — SSgA FM, above, discusses the manner in which SSgA FM addresses such conflicts of interest.

For the fiscal years ended December 31, 2011, 2012 and 2013, the Equity 500 Index Portfolio paid brokerage commissions in the amount of $222,151, $96,220, and $46,375 respectively. For the fiscal years ended December 31, 2011, 2012, and 2013, the Equity 500 Index Portfolio paid $0, $0 and $0, respectively, in commissions to State Street Global Markets LLC, an affiliated broker of SSgA FM. Shareholders of the Fund bear only their pro-rata portion of the brokerage commissions.

REDEMPTIONS IN KIND

Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. For the Fund, redemptions in kind would be paid through distributions of securities held by the applicable Fund’s corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner; the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

TAX INFORMATION

The tax information set forth in the Prospectus and in this section relates solely to federal income tax law and assumes that each Fund qualifies as a regulated investment company (“RIC”) (as discussed below). The tax information in this section is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of each Fund or the tax implications to their shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The information is based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

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Taxation of the Fund

The Fund intends to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To qualify, each Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

•	Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities;

•	Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) and (2) not more than 25% of the value of its total assets is invested in (a) securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) securities of one or more QPTPs (“Diversification Requirement”); and

•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess (if any) of net short-term capital gain over net long-term capital loss (“Distribution Requirement”).

The Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio’s assets and to earn the income on that share for purposes of determining whether the Fund satisfies the Income and Diversification Requirements. If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions — including distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) (as described below under “Taxation of the Fund’s Shareholders”) — as taxable dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” would be taxable at the rate for net capital gain (a maximum of 15% or 20% for taxpayers with taxable income exceeding certain thresholds). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying for RIC treatment.

The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

See the part of the next section entitled “Taxation of Certain Investments” for a discussion of the tax consequences to the Fund of certain of its investments and strategies it or, in the case of the Fund, its corresponding Portfolio may employ.

Taxation of the Portfolio

The Portfolio and its Relationship to Fund. The Portfolio is classified as a separate partnership for federal tax purposes that is not a “publicly traded partnership” treated as a corporation. As a result, each Portfolio is not subject to federal income tax; instead, each investor in the Portfolio, such as the Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio’s income, gains, losses, deductions, and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

Because the Fund is deemed to own a proportionate share of its corresponding Portfolio’s assets and to earn a proportionate share of its corresponding Portfolio’s income for purposes of determining whether the Fund satisfies the requirements to continue to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.

Distributions to the Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund’s recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund’s basis in its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund’s entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund’s basis in its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund’s share of the Portfolio’s net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund’s share of the Portfolio’s losses.

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Taxation of Certain Investments and Strategies

A Portfolio may acquire zero coupon or other securities issued with original issue discount. As an investor in a Portfolio that holds those securities, the Fund would have to take into account its share of the original issue discount that accrues on the securities during the taxable year, even if the Portfolio (and, hence, the Fund) receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or the proceeds of redemption of a portion of the Fund’s interest in its corresponding Portfolio (which redemption proceeds would be paid from the Portfolio’s cash assets or the proceeds of sales of portfolio securities, if necessary). The Portfolio might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain.

If a Portfolio acquires stock in a foreign corporation that is a “passive foreign investment company” (“PFIC”) and holds the stock beyond the end of the year of acquisition, its corresponding Fund will be subject to federal income tax on the Fund’s share of a portion of any “excess distribution” the Portfolio receives on the stock or of any gain realized by the Portfolio from disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes that share of the PFIC income as a taxable dividend to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ “qualified dividend income” mentioned above. The Fund may avoid this tax and interest if its corresponding Portfolio elects to treat the PFIC as a “qualified electing fund”; however, the requirements for that election are difficult to satisfy. The Portfolios currently do not intend to acquire securities in issuers that are considered PFICs.

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses a Portfolio may realize in connection therewith. In general, the Fund’s (1) gains from the disposition of foreign currencies and (2) gains from options, futures and forward contracts derived with respect to its (or its corresponding Portfolio’s) business of investing in securities or foreign currencies will be treated as qualifying income under the Gross Income Requirement.

A Portfolio may invest in certain futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Tax Code) and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) — and certain foreign currency options and forward contracts that will be “section 1256 contracts.” Any section 1256 contracts a Portfolio holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund that invests in such a Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain such a Fund recognizes, without in either case increasing the cash available to the Fund.

Section 988 of the Internal Revenue Code also may apply to a Portfolio’s forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.

Offsetting positions a Portfolio enters into or holds in any actively traded option, futures or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) a Portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

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When a covered call option written (sold) by a Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis. If a Portfolio has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Portfolio or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Portfolio transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Portfolio’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Taxation of the Fund’s Shareholders

Dividends or other distributions the Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reported by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution. So if an investor purchase Fund shares shortly before the record date for a distribution, the investor will pay full price for the shares and (except for an exempt-interest dividend) receive some portion of the price back as a taxable distribution even though it represents in part a return of invested capital.

Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Basis Election and Reporting

Fund shareholders who want to use an acceptable method for basis determination other than the average cost basis method, for determining basis with respect to Fund shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic). If a shareholder of the Fund fails to affirmatively elect that method, the basis determination will be made in accordance with the Fund’s default basis method of average basis. The basis method the Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the previous requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis method for their tax situation and to obtain more information about how the basis reporting law will apply to them. Fund shareholders who acquire and hold shares through a financial intermediary should contact their financial intermediary for information related to selection, and basis reporting.

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Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your federal income tax liability or refunded.

Foreign Shareholders

Taxation of a shareholder who, under the Tax Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. A foreign shareholder generally would be exempt from federal income tax on gain realized on the sale of Fund shares and Fund distributions of net capital gain (other than gain realized on disposition of U.S. real property interests), unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year (special rules apply in the case of a shareholder that is a foreign trust or foreign partnership). Foreign shareholders will not be subject to federal income tax on “short-term capital gain dividends” and “interest-related dividends” paid (if any) by the Fund during the Fund’s tax years beginning before January 1, 2014, unless legislation is enacted extending this exemption to later taxable years. If the income from the Fund is effectively connected with your U.S. trade or business, you will be subject to federal income tax on such income as if you were a U.S. shareholder. Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemption proceeds and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines, Inc. The following individuals (and members of that individual’s “immediate family”) are eligible to purchase shares of the Institutional Class with an initial investment of less than $250,000: (i) employees of the Manager, (ii) employees of a sub-advisor for the Fund where it serves as sub-advisor, (iii) officers and directors of American Airlines Group Inc., (iv) members of the Trust’s Board of Trustees, (v) employees of TPG or Pharos, and (vi) members of the Manager’s Board of Directors. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons and daughters in law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the Institutional Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the Institutional Class with an initial investment of less than $250,000.

The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds.

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FINANCIAL STATEMENTS

The audited financial statements of the Fund and Portfolio, including the reports of the independent registered public accounting firms (Ernst & Young LLP for the Fund and the Equity 500 Index Portfolio), are incorporated by reference to the American Beacon Funds’ Annual Report to Shareholders of the American Beacon S&P 500 Index Fund for the period ended December 31, 2013.

American Beacon S&P 500 Index Fund	Equity 500 Index Portfolio

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APPENDIX A

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. (“AmBeacon”). AmBeacon’s proxy voting policies and procedures are designed to implement AmBeacon’s duty to vote proxies in clients’ best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon’s policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds (the “Beacon Funds”) and the American Beacon Select Funds (the “Select Funds”). AmBeacon may invest a Beacon Fund in shares of one or more Select Funds. If a Select Fund solicits a proxy for which a Beacon Fund is entitled to vote, AmBeacon’s interests as manager of the Select Fund seeking shareholder votes may conflict with the interests of the Beacon Fund as shareholder of the Select Fund. To avoid the appearance of a conflict of interests in these cases, AmBeacon will vote the Beacon Fund’s shares in accordance with the Beacon Fund’s Board of Trustees’ recommendations in the proxy statement.

AMERICAN BEACON FUNDS

AMERICAN BEACON SELECT FUNDS

PROXY VOTING POLICY AND PROCEDURES

Last Amended July 1, 2012

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of shareholders of the American Beacon Funds and the American Beacon Select Funds (collectively, the “Funds”). Therefore, these Proxy Voting Policy and Procedures (the “Policy”) have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the “Manager”). The Manager allocates discrete portions of the American Beacon Funds among sub-advisors, but the Manager may directly manage all or a portion of the assets of certain Funds directly. The Funds’ Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor’s respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund’s Board of Trustees.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds. When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will vote in accordance with the recommendation of a third-party proxy voting advisory service.

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Each American Beacon Fund has the ability to invest in the shares of any of the American Beacon Select Funds. For example, the American Beacon High Yield Bond Fund may purchase shares of the American Beacon Money Market Select Fund. If the American Beacon Money Market Select Fund issues a proxy for which the American Beacon High Yield Bond Fund is entitled to vote, the Manager’s interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will vote in accordance with the American Beacon Select Funds Board of Trustees’ recommendations in the proxy statement.

If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

Securities on Loan

The Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager’s determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm’s proxy voting policies and procedures company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds’ production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund’s Statement of Additional Information (“SAI”). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds’ website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds’ website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Oversight

On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

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APPENDIX B

SSgA FUNDS

STATE STREET MASTER FUNDS

STATE STREET INSTITUTIONAL INVESTMENT TRUST

PROXY VOTING POLICY AND PROCEDURES

As of February 13, 2014

The Boards of Trustees of the SSgA Funds, State Street Master Funds, State Street Institutional Investment Trust (each a “Trust”)1 have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trust’s investment portfolios.

1.           Proxy Voting Policy

The policy of the Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trust to SSgA Funds Management, Inc., the Trust’s investment adviser (the “Adviser”), subject to the Trustees’ continuing oversight.

2.           Fiduciary Duty

The right to vote proxies with respect to a portfolio security held by the Trust is an asset of the Trust. The Adviser acts as a fiduciary of the Trust and must vote proxies in a manner consistent with the best interest of the Trust and its shareholders.

3.           Proxy Voting Procedures

A.          At least annually, the Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies (“Policy”). In addition, the Adviser shall notify the Trustees of material changes to its Policy promptly and not later than the next regular meeting of the Board of Trustees after such amendment is implemented.

B.          With respect to any proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy at the next regular meeting of the Board or Trustees. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser, the principal underwriter of the Trust (the “Principal Underwriter”) or an affiliated person of the Adviser or the Principal Underwriter has a financial interest in a matter presented by a proxy to be voted on behalf of a Trust, other than the obligations the Adviser or the Principal Underwriter incurs as a service provider to the Trust, which may compromise the Adviser’s or Principal Underwriter’s independence of judgment and action in voting the proxy.

C.          At least annually, the Adviser shall inform the Trustees that a record is available with respect to each proxy voted with respect to portfolio securities of the Trust during the year. Also see Section 5 below.

4.          Revocation of Authority to Vote

The delegation by the Trustees of the authority to vote proxies relating to portfolio securities of the Trust may be revoked by the Trustees, in whole or in part, at any time.

1 Unless otherwise noted, the singular term “Trust” used throughout this document means each of SSgA Funds, State Street Master Funds and State Street Institutional Investment Trust.

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5.            Annual Filing of Proxy Voting Record

The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of the Trust to the Trust or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust’s annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.

6.            Disclosures

A.	The Trust shall include in its registration statement:

1.           A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

2.           A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	The Trust shall include in its annual and semi-annual reports to shareholders:

1.           A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

2.           A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

7.	Review of Policy

The Trustees shall review this policy to determine its continued sufficiency as necessary from time to time.

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State Street Global Advisors

SSgA Funds Management, Inc. (“SSgA FM”) is a registered investment advisor and a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long term economic value of client investments as described in the SSgA FM Global Proxy Voting and Engagement Principles.

SSgA FM maintains Proxy Voting Guidelines for select markets, including voting guidelines for the US, the EU, the UK, emerging markets and Japan. International markets that do not have specific voting guidelines are reviewed and voted consistent with our SSgA FM Global Proxy Voting and Engagement Principles; however, SSgA FM also endeavors to show sensitivity to local market practices when voting in these various markets.

SSgA FM’S APPROACH TO

PROXY VOTING AND ISSUER ENGAGEMENT

At SSgA FM, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals, who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance policies, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights, all to maximize shareholder value.

SSgA FM’s Global Proxy Voting and Engagement Principles may take unique perspectives on common governance issues that vary from one market to another and likewise engagement activity may take different forms in order to best achieve long term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way shareholders can exercise their ownership rights, and taken together, we view these tools to be an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long term economic value of the holdings in our client accounts. SSgA FM maximizes its voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the different investment views and objectives across SSgA FM, depending on the product or strategy, the fiduciary responsibilities of share ownership and voting for which SSgA FM has voting discretion is carried out with a single voice and objective.

SSgA FM’s Global Proxy Voting and Engagement Principles support governance structures that we believe add to or maximize shareholder value at the companies held in our clients’ portfolios. SSgA FM conducts issuer specific engagement with companies to discuss our principles, including sustainability related risks. In addition, we encourage issuers to find ways of increasing the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, where appropriate, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns.

In conducting our engagement, SSgA FM also evaluates the various factors that play into the corporate governance framework of a country, including the macroeconomic conditions and broader political system in a country, quality of regulatory oversight, enforcement of property and shareholder rights and the independence of the judiciary to name a few. SSgA FM understands that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country-to-country. As a result, SSgA FM engages with issuers, regulators, or both, depending on the market. Also, SSgA FM is a member of various investor associations that seek to address broader corporate governance related policy at the country level as well as issuer specific concerns at a company level.

To help mitigate company specific risk, the team may collaborate with members of the active investment teams to engage with companies on corporate governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. Outside of proxy voting season, SSgA FM conducts issuer specific engagement with companies covering various corporate governance and sustainability related risks.

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The SSgA FM Governance Team uses a blend of quantitative and qualitative research and data to support screens to help identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer specific corporate governance, sustainability concerns or wider industry related trends. SSgA FM also gives consideration to the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:

Active

SSgA FM uses screening tools designed to capture a mix of company specific data including governance and sustainability profiles to help us focus our voting and engagement activity. SSgA FM will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSgA FM to protect long term shareholder value from excessive risk due to poor governance and sustainability practices.

Recurring

SSgA FM has ongoing dialogue with its largest holdings on corporate governance and sustainability issues. SSgA FM maintains regular face to face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may negatively impact long term shareholder value.

Reactive

Reactive engagement is initiated by the issuers. SSgA FM routinely discusses specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

Measurement

Assessing the effectiveness of our issuer engagement process is often difficult. To limit the subjectivity of measuring our success we actively seek issuer feedback and monitor the actions issuers take post-engagement to identify tangible changes. By doing so, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending on the facts and circumstances involved; engagements can last as short as a single meeting or span multiple years.

Depending on the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or face-to-face meetings.

SSgA FM believes active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement, such as shareholder conference calls.

PROXY VOTING PROCEDURE

Oversight

The SSgA FM Corporate Governance Team is responsible for implementing the Proxy Voting Guidelines, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of the Proxy Voting Guidelines is overseen by the SSgA Global Proxy Review Committee (“SSgA PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Proxy Voting Guidelines. The SSgA PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee.

Proxy Voting Process

In order to facilitate SSgA FM’s proxy voting process, SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) for applying SSgA FM’s Proxy Voting Guidelines; and (3) as providers of research and analysis relating to general corporate governance issues and specific proxy items.

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The SSgA FM Corporate Governance Team reviews its Proxy Voting Guidelines with ISS on an annual basis or on a case-by-case basis as needed. On most routine proxy voting items (e.g., ratification of auditors), ISS will affect the proxy votes in accordance with SSgA FM’s Proxy Voting Guidelines. On matters not directly covered by our Proxy Voting Guidelines, and where we conclude there is limited impact on shareholder value, ISS may affect proxy votes in accordance with its own recommendations.

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote based on facts and circumstances, and consistent with SSgA FM’s Global Proxy Voting and Engagement Principles, and the accompanying Proxy Voting Guidelines, that seek to maximize the value of our client accounts.

In some instances, the SSgA FM Corporate Governance Team may refer significant issues to the SSgA PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA PRC, the SSgA FM Corporate Governance Team will consider whether a material conflict of interest exists between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”).

SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, or where issuer-specific special documentation is required or various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Conflict of Interest

From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within our Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity. However, where matters do not fall within our Proxy Voting Guidelines or where we believe that voting in accordance with the Proxy Voting Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, SSgA FM has determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA FM, based upon revenue (a “Material Relationship”).

In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of SSgA FM’s Corporate Governance Team will determine whether a Material Relationship exists. If so the matter is referred to the SSgA PRC. The SSgA PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

PROXY VOTING AND ENGAGEMENT PRINCIPLES

Directors and Boards

The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections, in a way, which we as a fiduciary, believe will maximize the long term value of each portfolio’s holdings.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. To achieve this fundamental principle, the role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan, provides risk oversight and assess the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, SSgA FM routinely discusses the importance of these responsibilities with the boards of issuers.

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SSgA FM believes the quality of a board is a measure of director independence and company governance practices. In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. SSgA FM also believes the right mix of skills, independence and qualifications among directors provides boards with the knowledge and direct experience to deal with risks and operating structures that are often unique and complex from one industry to another.

Accounting and Audit Related Issues

SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function to provide robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. SSgA FM believes the audit committees should have independent directors as members and SSgA FM will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely on financial statements. Also, it is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance as of a company’s financial condition.

Capital Structure, Reorganization and Mergers

The ability to raise capital is critical for companies to carry out strategy, grow and achieve returns above their cost of capital.

The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards and in making such a critical decision, SSgA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and not overly dilute its shareholders.

Mergers and the reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSgA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSgA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSgA FM may also consider executive compensation practices when re-electing members of the remuneration committee.

SSgA FM recognizes that compensation policies and practices are unique from market to market; often with significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

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Environmental and Social Issues

As a fiduciary, SSgA FM considers the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors may not only have an impact on the reputation of companies but may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could be the result of anything from regulation and litigation, physical threats (severe weather, climate change), economic trends to shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools, material environmental and social performance metrics. We support efforts by companies to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on a company, its industry, operations, and geographic footprint. SSgA FM may also take action against the re-election of board members if we have serious concerns over ESG practices and the company has not been responsive to shareholder requests to amend them.

General/Routine

Although SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSgA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Securities on loan

SSgA FM may recall securities off loan for proxy voting purposes in instances where SSgA FM believes that a particular vote will have a material impact on the fund(s) investment.

Reporting

SSgA FM publicly discloses all voting activity for our US registered mutual funds as part of our annual N-PX reporting requirements to the SEC.

SSgA FM’s US Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the US. This policy complements and should be read in conjunction with SSgA FM’s Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

SSgA FM’s US Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, executive compensation, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from oversight of executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSgA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long term economic value of client investments. SSgA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. In its analysis and research in to corporate governance issues in the US, SSgA FM expects all companies, to act in a transparent manner, conduct private ordering activity. Companies should provide detailed explanations under the Code’s ‘comply or explain’ approach, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests.

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SSgA FM’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSgA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSgA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and ESG issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSgA FM’s active investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the US.

SSgA FM is a signatory to the United Nations Principles of Responsible Investment (UNPRI) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate environmental, social and governance (ESG) principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.

Director Elections

SSgA FM’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSgA FM considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights;

•	Board independence; and

•	Board structure.

If a company demonstrates appropriate governance practices,

SSgA FM believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSgA FM will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSgA FM believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor;

•	Does the nominee provide professional services to the issuer;

•	Has the nominee attended an appropriate number of board meetings; or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices,

these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSgA FM will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSgA FM may withhold votes based on the following:

•	CEOs of public companies who sit on more than three public company boards;

•	Nominees who sit on more than six public company boards;

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•	SSgA FM may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s);

•	SSgA FM may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period;

•	SSgA FM will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors; and

•	SSgA FM will withhold votes from directors who appear to have been remiss in their duties.

Director Related Proposals

SSgA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern;

•	Proposals to restore shareholders’ ability to remove directors with or without cause;

•	Proposals that permit shareholders to elect directors to fill board vacancies; and

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected;

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy; and

•	Shareholder proposals requiring two candidates per board seat.

Majority Voting

SSgA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

SSgA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Proxy Access

SSgA FM will consider proposals relating to Proxy Access on a case-by-case basis:

SSgA FM will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

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Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be nominate each year;

•	Company performance;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSgA FM will vote against limits to tenure.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

AUDIT RELATED ISSUES

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.1

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CAPITAL RELATED ISSUES

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US firms and plus 100% of current authorized stock for international firms.

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

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Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

MERGERS AND ACQUISITIONS

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

ANTI–TAKEOVER ISSUES

Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

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Special Meetings

SSgA FM will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their by-laws if:

•	The company also does not allow shareholders to act by written consent; or

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSgA FM will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their by-laws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSgA FM will vote for management proposals related to special meetings.

Written Consent

SSgA FM will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their by-laws giving shareholders the right to call for a special meeting; or

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares; and

•	The company has a poor governance profile.

SSgA FM will vote management proposals on written consent on a case-by-case basis.

Super–Majority

SSgA FM will generally vote against amendments to by-laws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

REMUNERATION ISSUES

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM believes executive compensation plays a critical role in aligning executives interest with shareholder’s, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. SSgA FM seeks adequate disclosure of different compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. Further, shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution : To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSgA FM reviews that number in light of certain factors, including the industry of the issuer.

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Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible;

•	The period of time covered by the plan.

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval; this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control; and

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Historical option grants : Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing : SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Share Repurchases : If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) disclose a definitive number of the shares to be bought back and, (iii) disclose the time frame during which the shares will be bought back, will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments : If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason; and

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee.

SSgA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors.

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MISCELLANEOUS/ROUTINE ITEMS

SSgA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate;

•	Opting out of business combination provision;

•	Proposals that remove restrictions on the right of shareholders to act independently of management;

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved;

•	Shareholder proposals to put option repricings to a shareholder vote;

•	General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment);

•	Change in corporation name;

•	Mandates that amendments to bylaws or charters have shareholder approval;

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable;

•	Repeals, prohibitions or adoption of anti-greenmail provisions;

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting; and

•	Exclusive forum provisions.

SSgA FM generally does not support the following miscellaneous/ routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives;

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation;

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable;

•	Proposals to approve other business when it appears as voting item;

•	Proposals giving the board exclusive authority to amend the bylaws; and

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, we consider the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business.

Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

B-15

In their public reporting, we expect companies to disclose information on relevant management tools, material environmental and social performance metrics and support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

1   Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

B-16

APPENDIX C

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — The Fund utilizes ratings provided by the following rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. Moody’s also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The four highest Standard & Poor’s ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Standard & Poor’s ratings of BB, B, CCC, CC, C and D are considered below investment grade and are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

C-1

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. Obligations rated B are deemed to be highly speculative. For issuers and performing obligations, B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of RR1 (outstanding). Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of RR2 (superior), or RR3 (good) or RR4 (average). Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of RR4 (average) or RR5 (below average). Obligations rated C indicate, for issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of RR6 (poor). Obligations rated RD indicate an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. Obligations rated D indicate an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (a) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (b) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (c) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation. Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Standard & Poor’s and Fitch Ratings apply indicators (such as “+” and “-”) to indicate relative standing within the major rating categories (except AAA). A rating without one of these indicators falls within the middle of the category.

Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2 or P-3, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations.

Standard & Poor’s short-term ratings are generally assigned to obligations with an original maturity of no more than 365 days—including commercial paper. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

C-2

Fitch Ratings’ short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1 denotes an obligation of the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. A rating of F3 denotes fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade. A rating of B denotes an obligation that is speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. A rating of D indicates an entity or sovereign that has defaulted on all of its financial obligations.

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AMERICAN BEACON FUNDS

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)		Amended and Restated Declaration of Trust, dated November 12, 2013 – (lvviii)

(b)		Amended and Restated Bylaws, dated June 4, 2013 – (lvviv)

(c)		Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Declaration of Trust and Articles III, V, VI and XI of the Registrant’s Bylaws

(d)	(1)(A)	Management Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds, American Beacon Master Trust and American Beacon Advisors, Inc., dated September 12, 2008 – (xx)

	(1)(B)	Amended and Restated Schedule A to Management Agreement, dated November 12, 2013 – (lvv)

	(2)(A)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated February 20, 2014 – (lvviii)

	(2)(B)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Brandywine Global Investment Management, LLC, dated September 12, 2008 – (xxxvii)

	(2)(C)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Brandywine Global Investment Management, LLC, dated June 24, 2011 – (xl)

	(2)(C)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Brandywine Global Investment Management, LLC, dated July 1, 2012- (xlix)

	(2)(D)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Calamos Advisors LLC, dated September 12, 2008 – (xxxvii)

	(2)(D)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Calamos Advisors LLC, dated July 1, 2012 – (xlix)

	(2)(E)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Causeway Capital Management LLC, dated September 12, 2008 – (xxxvii)

(2)(F)(i)	Amended and Restated Investment Advisory Agreement between American Beacon Advisors, Inc. and Dreman Value Management LLC, dated January 19, 2011 – (xxxvii)

(2)(F)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Dreman Value Management LLC, dated July 1, 2012 – (xlix)

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(2)(G)(i)	Amended and Restated Investment Advisory Agreement between American Beacon Advisors, Inc. and Franklin Advisers, Inc., dated January 13, 2011 – (xxxvii)

(2)(G)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Franklin Advisers, Inc. dated July 1, 2012 – (xlix)

(2)(H)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Hotchkis and Wiley Capital Management, LLC, dated September 12, 2008 – (xl)

(2)(H)(ii)	Amended Schedule A to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Hotchkis and Wiley Capital Management, LLC, dated March 17, 2011 – (xl)

(2)(H)(iii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Hotchkis and Wiley Capital Management, LLC, dated July 1, 2012 – (xlix)

(2)(I)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Lazard Asset Management LLC, dated September 12, 2008 – (xxxvii)

(2)(J)(i)	Amended and Restated Investment Advisory Agreement between American Beacon Advisors, Inc. and Logan Circle Partners, L.P., dated January 14, 2011 – (xxxvii)

(2)(J)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Logan Circle Partners, L.P., dated July 1, 2012 – (xlix)

(2)(K)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Morgan Stanley Investment Management, Inc., dated September 12, 2008 – (xxxvii)

(2)(K)(ii)	Amendment to Investment Advisory Agreement between American Beacon Advisors, Inc. and Morgan Stanley Investment Management, Inc., dated January 1, 2009 – (xxxvii)

(2)(L)(i)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and NISA Investment Advisors, L.L.C., dated March 26, 2014 – (lvviv)

(2)(M)(i)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Opus Capital Group, LLC, dated March 26, 2014 – (lvvv)

(2)(N)(i)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Pzena Investment Management, LLC, dated March 26, 2014 – (lvvv)

(2)(O)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Templeton Investment Counsel, LLC, dated September 12, 2008 – (xxxvii)

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(2)(P)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and The Boston Company Asset Management, LLC, dated September 12, 2008 – (xxxvii)

(2)(P)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and The Boston Company Asset Management, LLC, dated July 1, 2012 – (xlix)

(2)(Q)	Amended and Restated Investment Advisory Agreement between American Beacon Advisors, Inc. and Standish Mellon Asset Management Company LLC dated January 20, 2011 – (xxxvii)

(2)(R)(i)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Zebra Capital Management, LLC dated March 26, 2014 – (lvvv)

(2)(S)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Strategic Income Management, LLC – (xxxv)

(2)(S)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Strategic Income Management, LLC, dated July 1, 2012 – (xlix)

(2)(T)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Dean Capital Management, LLC - (xli)

(2)(T)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Dean Capital Management, LLC, dated July 1, 2012 – (xlix)

(2)(U)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Fox Asset Management, LLC – (xli)

(2)(U)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Fox Asset Management, LLC, dated July 1, 2012 – (xlix)

(2)(V)(i)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Signia Capital Management, LLC, dated March 20, 2014 – (lvvv)

(2)(W)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Brandes Investment Partners, L.P. dated January 20, 2011 – (xxxvii)

(2)(X)(i)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Massachusetts Financial Services Company, dated April 1, 2014 – (lvvv)

(2)(Y)(i)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and GAM International Management Limited, dated March 28, 2014 – (lvvv)

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(2)(Z)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Pacific Investment Management Company LLC, dated June 24, 2011 – (xl)

(2)(Z)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Pacific Investment Management Company LLC, dated July 1, 2012 – (xlix)

(2)(AA)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Lee Munder Capital Group, LLC, dated June 13, 2011 – (xl)

(2)(AA)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors and Lee Munder Capital Group, LLC, dated July 1, 2012 – (xlix)

(2)(BB)(i)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Stephens Investment Management Group, LLC, dated March 26, 2014 – (lvvv)

(2)(CC)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Bridgeway Capital Management, Inc., dated November 17, 2011 – (xliii)

(2)(CC)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Bridgeway Capital Management, Inc., dated July 1, 2012 – (xlix)

(2)(CC)(iii)	Second Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Bridgeway Capital Management, Inc., dated May 1, 2013 – (liv)

(2)(DD)(i)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Holland Capital Management LLC, dated March 28, 2014 – (lvvv)

(2)(EE)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and PENN Capital Management Company, Inc., dated September 13, 2011 – (xliv)

(2)(EE)(ii)	Investment Advisory Agreement between American Beacon Advisors, Inc. and PENN Capital Management Company, Inc., dated July 1, 2012 – (xlix)

(2)(FF)	Investment Advisory Agreement between American Beacon Advisors, Inc. and The London Company of Virginia, LLC, dated May 21, 2012 – (xlviii)

(2)(GG)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Earnest Partners, LLC, dated August 26, 2013 – (lvii)

(2)(HH)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors Inc. and Acadian Asset Management LLC, dated September 6, 2013 – (lviii)

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	(2)(II)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors Inc. and Sustainable Growth Advisers, LP, dated September 4, 2013 – (lviv)

	(2)(JJ)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors Inc. and Global Evolution USA, LLC, dated November 18, 2013 – (lvv)

(e)	(1)	Form of Distribution Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds and Foreside Fund Services, LLC, dated March 31, 2009 – (xxx)

	(2)(A)	Amended and Restated Appendix A to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Foreside Fund Services, LLC, dated November 19, 2013 – (lvv)

(f)		Bonus, profit sharing or pension plans – (none)

(g)	(1)	Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997 – (ii)

	(2)	Amended and Restated Schedule D to the Custodian Agreement, dated December 20, 2012 – (l)

	(3)	Amendment to Amended and Restated Schedule D to the Custodian Agreement, effective as of January 21, 2014 – (lvvii)

(h)	(1)(A)	Transfer Agency Policy and Service Agreement between Registrant and State Street Bank and Trust Company, dated January 1, 1998 – (ii)

	(1)(B)	Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated July 24, 2002 – (viii)

	(1)(C)	Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated September 24, 2002 – (ix)

	(1)(D)	Amendment to Transfer Agency and Service Agreement to replace fee schedule, dated March 26, 2004 – (xviii)

	(1)(E)	Amended and Restated Schedule A to the Transfer Agency and Service Agreement, dated January 21, 2014 – (lvvii)

	(1)(F)	Securities Lending Agency Agreement between the American Beacon Funds and Brown Brothers Harriman & Co., dated March 15, 2008 – (xxxiv)

	(2)(A)	First Amendment to the Securities Lending Agency Agreement, dated May 2, 2008 – (xxxiv)

	(2)(B)	Second Amendment to the Securities Lending Agency Agreement, dated May 20, 2009 – (xxxiv)

	(2)(C)	Third Amendment to the Securities Lending Agency Agreement, dated November 3, 2009 – (xxxiv)

	(3)(A)	Restated and Amended Administration Agreement among American Beacon Funds, the American Beacon Select Funds, and American Beacon Advisors, Inc., dated May 10, 2012 – (xlviii)

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(3)(B)	Amended and Restated Schedule A to Restated and Amended Administration Agreement among American Beacon Funds, the American Beacon Select Funds, and American Beacon Advisors, Inc., dated November 12, 2013 – (lvv)

(4)(A)	Administrative Services Agreement among American AAdvantage Funds, American AAdvantage Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc. and State Street Bank and Trust Company, dated November 29, 1999 – (iii)

(4)(B)	Amendment to Administrative Services Agreement among American AAdvantage Funds, American AAdvantage Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc. and State Street Bank and Trust Company to add Mid-Cap Value Fund and Emerging Markets Fund, dated June 30, 2004 – (xiii)

(4)(C)	Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated March 1, 2005 – (xxxiv)

(4)(D)	Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated December 7, 2010 – (xxxiv)

(4)(E)	Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated February 6, 2012 – (xliii)

(4)(F)	Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated May 29, 2012 – (xlviii)

(4)(G)	Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company dated January 1, 2013 – (l)

(4)(H)	Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company dated August 28, 2013 – (lviii)

(5)	Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009 – (xxiii)

(6)	Service Plan Agreement for the American Beacon Funds Advisor Class (formerly known as the AAdvantage Funds Service Class), dated May 1, 2003 – (x)

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(7)(A)	Service Plan Agreement for the American Beacon Funds Retirement Class, dated April 30, 2009 – (xxii)

(7)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds Retirement Class, dated December 15, 2010 – (xxxiv)

(8)(A)	Service Plan Agreement for the American Beacon Funds Y Class, dated July 24, 2009 – (xxiii)

(8)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds Y Class, dated February 3, 2014 – (lvvii)

(9)(A)	Service Plan Agreement for the American Beacon Funds A Class, dated February 16, 2010 – (xxvii)

(9)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds A Class, dated February 3, 2014 – (lvvii)

(10)(A)	Service Plan Agreement for the American Beacon Funds C Class, dated May 25, 2010 – (xxxi)

(10)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds C Class, dated February 3, 2014 – (lvvii)

(11)	Master-Feeder Participation Agreement among Small Cap Index Fund, International Equity Index Fund, Quantitative Master Series Trust, and Princeton Funds Distributor, Inc., dated June 30, 2000 – (iv)

(12)	Master-Feeder Participation Agreement among S&P 500 Index Fund, Equity 500 Index Portfolio and SSgA Funds Management, Inc., dated May 1, 2001 – (vii)

(13)	Amended and Restated Credit Agreement between American Beacon Funds and American Beacon Advisors, Inc., dated January 31, 2008 – (xix)

(14)(A)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated November 8, 2011 – (xlii)

(14)(B)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated January 27, 2012 – (xliii)

(14)(C)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated January 31, 2012 – (xlv)

(14)(D)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated February 23, 2012 – (xlvii)

(14)(E)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon London Company Income Equity Fund, dated May 14, 2012 – (xlviii)

(14)(F)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated January 31, 2013 – (li)

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	(14)(G)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated March 8, 2013 – (lii)

	(14)(H)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon Earnest Partners Emerging Markets Equity Fund, dated August 9, 2013 – (lvii)

	(14)(I)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon Acadian Emerging Markets Managed Volatility Fund, dated August 9, 2013 – (lviii)

	(14)(J)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon SGA Global Growth Fund, dated August 9, 2013 – (lviv)

	(14)(K)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon Global Evolution Frontier Markets Income Fund, dated November 12, 2013 – (lvv)

	(14)(L)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated December 19, 2013 – (lvviii)

	(14)(M)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated March 28, 2014 – (lvvv)

(i)		Opinion and consent of counsel – (filed herewith)

(j)		Consent of Independent Registered Public Accounting Firm – (filed herewith)

(k)		Financial statements omitted from prospectus – (none)

(l)		Letter of investment intent – (i)

(m)	(1)	Distribution Plan pursuant to Rule 12b-1 for the Advisor Class (formerly known as the Service Class) – (x)

	(2)(A)	Distribution Plan pursuant to Rule 12b-1 for the Retirement Class – (xxiii)

	(2)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the Retirement Class, dated December 15, 2010 – (xxxiv)

	(3)(A)	Distribution Plan pursuant to Rule 12b-1 for the A Class – (xxx)

	(3)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the A Class, dated February 3, 2014 – (lvvii)

	(4)(A)	Distribution Plan pursuant to Rule 12b-1 for the C Class – (xxxi)

	(4)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the C Class, dated February 3, 2014 – (lvvii)

(n)		Amended and Restated Plan Pursuant to Rule 18f-3, dated March 9, 2011 – (xxxviii)

(p)	(1)	Code of Ethics of American Beacon Advisors, Inc., American Beacon Funds, and American Beacon Select Funds, dated February 18, 2014 – (lvviii)

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(2)	Code of Ethics of State Street Master Funds, dated April 1, 2012 – (xlvii)

(3)	Code of Ethics of Quantitative Master Series LLC, dated March 22, 2013 – (liii)

(4)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2010 – (xxxvi)

(5)	Code of Ethics of Brandywine Global Investment Management, LLC, dated January 2011 – (xxxviii)

(6)	Code of Ethics and Insider Trading Policy of Calamos Advisors LLC, dated March 17, 2009 – (xxxiv)

(7)	Code of Ethics of Causeway Capital Management LLC, dated April 25, 2005 and revised August 10, 2010 – (xxxiv)

(8)	Code of Ethics and Insider Trading Policy of Dreman Value Management LLC, February 24, 2010 – (xxxiv)

(9)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated December 2013 – (lvviii)

(10)	Code of Ethics and Personal Investment Policy of Lazard Asset Management LLC, dated January 2012 – (xlix)

(11)	Code of Ethics and Personal Trading Guidelines of Morgan Stanley Investment Management Inc., effective September 16, 2013 – (lvv)

(12)	Code of Ethics and Standard of Professional Conduct of NISA Investment Advisors, L.L.C., dated October 28, 2013 – (lvviii)

(13)	Code of Business Conduct and Ethics of Opus Capital Group, LLC, dated January 7, 2005 and revised March 31, 2010 – (xxxiv)

(14)	Code of Business Conduct and Ethics of Pzena Investment Management, LLC, revised January 2009 – (xxi)

(15)	Code of Ethics and Policy Statement on Insider Trading of Franklin Templeton, parent company of Franklin Advisers, Inc. and Templeton Investments Counsel, LLC, dated May 2013 – (lvv)

(16)	Code of Conduct and Personal Securities Trading Policy of The Bank of New York Mellon, parent company of The Boston Company Asset Management, LLC and Standish Mellon Asset Management LLC, dated March 2012 – (li)

(17)	Code of Ethics of Zebra Capital Management, LLC, dated November 2011 – (xlvi)

(18)	Code of Ethics for Strategic Income Management, LLC, dated March 2013 – (liv)

(19)	Code of Ethics for Dean Capital Management, LLC, dated October 11, 2013 – (lvv)

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(20)	Code of Ethics for Fox Asset Management, LLC, revised July 1, 2013 – (lvv)

(21)	Code of Ethics for Signia Capital Management, LLC, dated May 2013 – (lvv)

(22)	Code of Ethics of Massachusetts Financial Services Co., dated November 22, 2013 – (lvviii)

(23)	Code of Ethics of Brandes Investment Partners, L.P., dated August 15, 2010 – (xl)

(24)	Code of Ethics of Fortress Investment Group LLC (on behalf of Logan Circle Partners, L.P.), dated January 2012 – (xlvi)

(25)	Code of Ethics of GAM International Management Limited – (xxxix)

(26)	Code of Ethics of Pacific Investment Management Company LLC (PIMCO), dated May 2009 – (xxxviii)

(27)	Code of Ethics for Lee Munder Capital Group, LLC, dated May 2013 – (lvv)

(28)	Code of Ethics for Stephens Investment Management Group, LLC, dated April 2012 – (li)

(29)	Code of Ethics for Bridgeway Capital Management, Inc., dated June 23, 2011 – (xliii)

(30)	Code of Ethics for Holland Capital Management LLC, dated June 2012 and revised October 2013 – (lvvi)

(31)	Code of Ethics for PENN Capital Management Company, Inc., dated February 21, 2012 – (xliv)

(32)	Code of Ethics for The London Company of Virginia, LLC, dated April 2, 2012 – (xlviii)

(33)	Code of Ethics for Earnest Partners, dated August 4, 2008 – (liv)

(34)	Code of Ethics for Sustainable Growth Advisers, LP – (lv)

(35)	Code of Ethics for Acadian Asset Management LLC, dated January 2013 – (lvi)

(36)	Code of Ethics for Global Evolution USA, LLC, dated January 1, 2013 – (lvv)

Other Exhibits

Powers of Attorney for Trustees of American Beacon Funds and the American Beacon Select Funds, dated August 9, 2012 – (filed herewith)

Powers of Attorney for Trustees of the State Street Master Funds, dated April 30, 2013 – (liii)

Powers of Attorney for Trustees of the Quantitative Master Series LLC, dated February 22, 2013 – (liii)

(i)	Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 18, 1997. (File Nos. 811-04984 and 033-11387)

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(ii)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 1998. (File Nos. 811-04984 and 033-11387)

(iii)	Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 21, 1999. (File Nos. 811-04984 and 033-11387)

(iv)	Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 7, 2000. (File Nos. 811-04984 and 033-11387)

(v)	Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 29, 2000. (File Nos. 811-04984 and 033-11387)

(vi)	Incorporated by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2001. (File Nos. 811-04984 and 033-11387)

(vii)	Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2002. (File Nos. 811-04984 and 033-11387)

(viii)	Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 1, 2002. (File Nos. 811-04984 and 033-11387)

(ix)	Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2003. (File Nos. 811-04984 and 033-11387)

(x)	Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 1, 2003. (File Nos. 811-04984 and 033-11387)

(xi)	Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 1, 2003. (File Nos. 811-04984 and 033-11387)

(xii)	Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2004. (File Nos. 811-04984 and 033-11387)

(xiii)	Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 30, 2004. (File Nos. 811-04984 and 033-11387)

(xiv)	Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 15, 2004. (File Nos. 811-04984 and 033-11387)

(xv)	Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2005. (File Nos. 811-04984 and 033-11387)

(xvi)	Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on September 30, 2005. (File Nos. 811-04984 and 033-11387)

(xvii)	Incorporated by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 31, 2006. (File Nos. 811-04984 and 033-11387)

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(xviii)	Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2007. (File Nos. 811-04984 and 033-11387)

(xix)	Incorporated by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 29, 2008. (File Nos. 811-04984 and 033-11387)

(xx)	Incorporated by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 31, 2008. (File Nos. 811-04984 and 033-11387)

(xxi)	Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 2009. (File Nos. 811-04984 and 033-11387)

(xxii)	Incorporated by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 1, 2009. (File Nos. 811-04984 and 033-11387)

(xxiii)	Incorporated by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 3, 2009. (File Nos. 811-04984 and 033-11387)

(xxiv)	Incorporated by reference to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A of CNL Funds filed with the Securities and Exchange Commission on October 18, 2007 (File Nos. 333-140838 and 811-22017)

(xxv)	Incorporated by reference to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 22, 2009. (File Nos. 811-04984 and 033-11387)

(xxvi)	Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 26, 2010. (File Nos. 811-04984 and 033-11387)

(xxvii)	Incorporated by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 16, 2010. (File Nos. 811-04984 and 033-11387)

(xxviii)	Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 18, 2010. (File Nos. 811-04984 and 033-11387)

(xxix)	Incorporated by reference to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2010. (File Nos. 811-04984 and 033-11387)

(xxx)	Incorporated by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 17, 2010. (File Nos. 811-04984 and 033-11387)

(xxxi)	Incorporated by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 15, 2010. (File Nos. 811-04984 and 033-11387)

(xxxii)	Incorporated by reference to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 31, 2010. (File Nos. 811-04984 and 033-11387)

(xxxiii)	Incorporated by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on November 30, 2010. (File Nos. 811-04984 and 033-11387)

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(xxxiv)	Incorporated by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 30, 2010. (File Nos. 811-04984 and 033-11387)

(xxxv)	Incorporated by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 14, 2011. (File Nos. 811-04984 and 033-11387)

(xxxvi)	Incorporated by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2011. (File Nos. 811-04984 and 033-11387)

(xxxvii)	Incorporated by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2011. (File Nos. 811-04984 and 033-11387)

(xxxviii)	Incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 18, 2011. (File Nos. 811-04984 and 033-11387)

(xxxix)	Incorporated by reference to Post-Effective Amendment No. 107 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 19, 2011. (File Nos. 811-04984 and 033-11387)

(xl)	Incorporated by reference to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 1, 2011. (File Nos. 811-04984 and 033-11387)

(xli)	Incorporated by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on November 14, 2011. (File Nos. 811-04984 and 033-11387)

(xlii)	Incorporated by reference to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 29, 2011. (File Nos. 811-04984 and 033-11387)

(xliii)	Incorporated by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 2, 2012. (File Nos. 811-04984 and 033-11387)

(xliv)	Incorporated by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 23, 2012. (File Nos. 811-04984 and 033-11387)

(xlv)	Incorporated by reference to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2012. (File Nos. 811-04984 and 033-11387)

(xlvi)	Incorporated by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 15, 2012. (File Nos. 811-04984 and 033-11387)

(xlvii)	Incorporated by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2012. (File Nos. 811-04984 and 033-11387)

(xlviii)	Incorporated by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 25, 2012. (File Nos. 811-04984 and 033-11387)

(xlix)	Incorporated by reference to Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 26, 2012. (File Nos. 811-04984 and 033-11387)

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(l)	Incorporated by reference to Post-Effective Amendment No. 151 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 27, 2012. (File Nos. 811-04984 and 033-11387)

(li)	Incorporated by reference to Post-Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 2013. (File Nos. 811-04984 and 033-11387)

(lii)	Incorporated by reference to Post-Effective Amendment No. 155 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 28, 2013. (File Nos. 811-04984 and 033-11387)

(liii)	Incorporated by reference to Post-Effective Amendment No. 158 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2013. (File Nos. 811-04984 and 033-11387)

(liv)	Incorporated by reference to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 14, 2013. (File Nos. 811-04984 and 033-11387)

(lv)	Incorporated by reference to Post-Effective Amendment No. 162 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 11, 2013. (File Nos. 811-04984 and 033-11387)

(lvi)	Incorporated by reference to Post-Effective Amendment No. 163 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 11, 2013. (File Nos. 811-04984 and 033-11387)

(lvii)	Incorporated by reference to Post-Effective Amendment No. 164 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 27, 2013. (File Nos. 811-04984 and 033-11387)

(lviii)	Incorporated by reference to Post-Effective Amendment No. 166 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on September 20, 2013. (File Nos. 811-04984 and 033-11387)

(lviv)	Incorporated by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 3, 2013 (File Nos. 811-04984 and 033-11387)

(lvv)	Incorporated by reference to Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on November 19, 2013 (File Nos. 811-04984 and 033-11387)

(lvvi)	Incorporated by reference to Post-Effective Amendment No. 177 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on January 28, 2014 (File Nos. 811-04984 and 033-11387)

(lvvii)	Incorporated by reference to Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 18, 2014 (File Nos. 811-04984 and 033-11387)

(lvviii)	Incorporated by reference to Post-Effective Amendment No. 181 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2014 (File Nos. 811-04984 and 033-11387)

(lvviv)	Incorporated by reference to Post-Effective Amendment No. 184 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 29, 2014 (File Nos. 811-04984 and 033-11387)

(lvvv)	Incorporated by reference to Post-Effective Amendment No. 185 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 29, 2014 (File Nos. 811-04984 and 033-11387)

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Item 29. Persons Controlled by or under Common Control with Registrant

None.

Item 30. Indemnification

Article XI of the Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

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(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

(i) such Covered Person shall have provided appropriate security for such undertaking;

(ii) the Trust is insured against losses arising out of any such advance payments; or

(iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

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Numbered Paragraph 8 of the Management Agreement provides that:

8. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

Numbered Paragraph 9 of the Investment Advisory Agreement with Acadian Asset Management LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Straus, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Brandes Investment Partners, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 11 of the Investment Advisory Agreement with Brandywine Global Investment Management, LLC provides that:

11. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Bridgeway Capital Management, Inc. provides that:

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9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Manager shall indemnify the Adviser, its officers, directors and employees, and each person, if any, who, within the meaning of the Securities Act of 1933, controls the Adviser, for any liability and expenses, including without limitation, reasonable attorneys’ fees and expenses, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder.

Numbered Paragraph 9 of the Investment Advisory Agreement with Calamos Advisors LLC provides that:

9. Liability of Adviser. Adviser will not be liable for any loss suffered by reason of any investment, decision, recommendation, or other action taken or omitted in what Adviser in good faith believes to be the proper performance of its duties hereunder. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Causeway Capital Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Dean Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Dreman Value Management LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Earnest Partners, LLC provides that:

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9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Fox Asset Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Franklin Advisers, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with GAM International Management Limited provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Global Evolution USA, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Holland Capital Management LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hotchkis and Wiley Capital Management, LLC provides that:

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9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Lazard Asset Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Lee Munder Capital Group, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Logan Circle Partners, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Massachusetts Financial Services Co. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 7 of the Investment Advisory Agreement with Morgan Stanley Investment Management, Inc. provides that:

7. (a) Standard of Care. Except as may otherwise be provided by applicable laws and regulations, neither the Adviser nor any of its affiliates or its or their officers, directors, employees or agents shall be subject to any liability to the Manager, the Trust, the Portfolios or any shareholder of a Portfolio or the Trust for any error of judgment or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. The Manager acknowledges and agrees that the Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolios or the Assets designated by the Manager to the Adviser, or that the Portfolios or such Assets will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

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(b) Indemnification. The Manager shall hold harmless and indemnify the Adviser for any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys fees) (“Losses”) incurred by the Adviser in connection with the performance of its duties hereunder; provided, however, that nothing contained herein shall require that the Adviser be indemnified for Losses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.

The Adviser shall hold harmless and indemnify the Manager for any and all Losses incurred by the Manager that arise from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder; provided, however, that nothing contained herein shall require that the Manager be indemnified for Losses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties hereunder or by reason of the Manager’s reckless disregard of its obligations and duties hereunder.

Numbered Paragraph 8 of the Investment Advisory Agreement with NISA Investment Advisors, L.L.C. provides that:

8. Liability of Adviser. Adviser will not be liable for any loss suffered by reason of any investment, decision, recommendation, or other action taken or omitted in what Adviser in good faith believes to be the proper performance of its duties hereunder. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Opus Capital Group, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Pacific Investment Management Company LLC provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

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Numbered Paragraph 8 of the Investment Advisory Agreement with PENN Capital Management Company, Inc. provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Pzena Investment Management, LLC provides that:

9. Liability of Adviser. The Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Manager. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Signia Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Standish Mellon Asset Management LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Manager shall indemnify, defend and hold harmless the Adviser for (a) any action taken, omitted or suffered by Adviser in connection with this Agreement or the services provided hereunder, unless such act or omission shall have resulted from Adviser’s willful misfeasance, bad faith or gross negligence; or (b) any loss arising from Adviser’s adherence to Manager’s instructions. Adviser shall in no event be liable for any indirect, incidental, special, punitive, exemplary or consequential damages in connection with or arising out of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Stephens Investment Management Group, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

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Numbered Paragraph 9 of the Investment Advisory Agreement with Strategic Income Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Sustainable Growth Advisers, LP provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Templeton Investment Counsel, LLC provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with The Boston Company Asset Management, LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with The London Company of Virginia, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Zebra Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

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Numbered Paragraph 11 of the Administration Agreement provides that:

11. Limitation of Liability of American Beacon Advisors, Inc. (“ABA”). ABA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of ABA, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to any Trust or acting in any business of a Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of ABA even though paid by it.

Section 4.2 of the Distribution Agreement provides that:

(a) Notwithstanding anything in this Agreement to the contrary, Foreside shall not be responsible for, and the Clients shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Foreside, its employees, directors, officers and managers and any person who controls Foreside within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), "Foreside Indemnitees") from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a "Foreside Claim"):

(i) any action (or omission to act) of Foreside or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement;

(ii) any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Foreside;

(iii) any material breach of the Clients' agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv) the reliance on or use by Foreside or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Clients or any agent of the Clients, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

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(b) Foreside will indemnify, defend and hold the Clients and their several officers and members of their Governing Bodies and any person who controls the Clients within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the "Clients Indemnitees" and, with the Foreside Indemnitees, an "Indemnitee"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a "Clients Claim" and, with a Foreside Claim, a "Claim"):

(i) any material action (or omission to act) of Foreside or its agents taken in connection with this Agreement, provided that such action (or omission to act) is not taken in good faith and with willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement.

(ii) any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in writing in connection with the preparation of the Registration Statement by or on behalf of Foreside; or

(iii) any material breach of Foreside's agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof

(d) The Clients or Foreside (for purpose of this Section 4.2(d), an "Indemnifying Party") may assume the defense of any suit brought to enforce any Foreside Claim or Clients Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(e) An Indemnifying Party's obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

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(f) The provisions of this section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Foreside. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a) Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b) Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c) No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d) Except as set forth in Section 4.2(f), there are no third party beneficiaries of this Agreement;

(e) Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f) The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Foreside shall look only to the assets and property of the Fund to which Foreside's rights or claims relate in settlement of such rights or claims; and

(g) Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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Supplemental Limited Indemnification from the Administrator

Each of the Trustees of the Trust has entered into an arrangement with the Trust’s Administrator, whereby she or he may be indemnified by the Administrator for liability arising from a failure of the Administrator to carry out its duties under the Administration Agreement with the Trust and for certain securities laws claims. The arrangement is principally designed to supplement the indemnification afforded under the Trust’s Declaration of Trust as well as liability coverage provided by insurance policies. The arrangement is limited to civil and administrative claims.

Item 31.

I. Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the “Manager”) offers investment management and administrative services to the Registrant. It acts in the same capacity to other investment companies, including those listed below.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of American Beacon Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Michael M. Albert; Director	Director, Lighthouse Holdings, Inc.; Director, Lighthouse Holdings Parent, Inc.; Manager, American Private Equity Management, L.L.C.
Sonia L. Bates; Asst. Treasurer, Dir. Tax & Financial Reporting	Asst. Treasurer, American Beacon Funds Complex; Asst. Treasurer, Lighthouse Holdings, Inc.; Asst. Treasurer, Lighthouse Holdings Parent, Inc.; Asst. Treasurer, American Private Equity Management, L.L.C.
Rosemary K. Behan; Secretary	Secretary, American Beacon Funds Complex; Secretary, Lighthouse Holdings, Inc.; Secretary, Lighthouse Holdings Parent, Inc.; Secretary, American Private Equity Management, L.L.C.; Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd.

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Melinda G. Heika; Treasurer	Treasurer, American Beacon Funds Complex; Treasurer, Lighthouse Holdings, Inc.; Treasurer, Lighthouse Holdings Parent, Inc.; Treasurer, American Private Equity Management, L.L.C.; Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd.
Gene L. Needles, Jr.; Director, President and Chief Executive Officer	President, American Beacon Funds Complex; Director, President, Lighthouse Holdings, Inc.; President, Lighthouse Holdings Parent, Inc.; Manager, American Private Equity Management, L.L.C.; Director, American Beacon Cayman Managed Futures Strategy Fund, Ltd.
John J. Okray; Asst. Secretary, Deputy General Counsel	Asst. Secretary, American Beacon Funds Complex; Asst. Secretary, Lighthouse Holdings, Inc.; Asst. Secretary, Lighthouse Holdings Parent, Inc.; Asst. Secretary, American Private Equity Management, L.L.C.; Asst. Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd.
William F. Quinn; Director, Chairman	Chairman & Director, Lighthouse Holdings, Inc.; Chairman & Director, Lighthouse Holdings Parent, Inc.; Manager, American Private Equity Management, L.L.C.; Director, American Airlines Federal Credit Union; Director, Hicks Acquisition II, Inc.; Independent Trustee, National Railroad Retirement Investment Trust
Jeffrey K. Ringdahl, Chief Operating Officer	Vice President, American Beacon Funds Complex; Senior Vice President, Lighthouse Holdings, Inc.; Senior Vice President, Lighthouse Holdings Parent, Inc.; Vice President, American Private Equity Management; Director, American Beacon Cayman Managed Futures Strategy Fund, Ltd.
Richard P. Schifter; Director	Director, Lighthouse Holdings, Inc.; Director, Lighthouse Holdings Parent, Inc.; Manager, American Private Equity Management, L.L.C.; Partner, TPG Capital; Director, American Airlines Group Inc.; Director, Republic Airways Holdings Inc.; Director, LPL Investment Holdings Inc.; Director, Everbank Financial Corp.; Director, Direct General Corporation; Director, Private Equity Growth Capital Council

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Kneeland C. Youngblood; Director	Director, Lighthouse Holdings, Inc.; Director, Lighthouse Holdings Parent, Inc.; Manager, American Private Equity Management, L.L.C.; Partner, Pharos Capital Group, LLC; Director, Energy Future Holdings Corp.; Director, Mallinckrodt Pharmaceuticals.

The principal address of the Manager, the American Beacon Funds, American Private Equity Management, L.L.C., Lighthouse Holdings, Inc., and Lighthouse Holdings Parent, Inc. is 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155.

II. Business and Other Connections of Investment Advisers

The investment advisers listed below provide investment advisory services to the Trust.

American Beacon Advisors, Inc., 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155.

Acadian Asset Management LLC (“Acadian”) is an investment sub-adviser for the American Beacon Acadian Emerging Markets Managed Volatility Fund. The principal address of Acadian is 260 Franklin Street, Boston, MA 02110.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Acadian is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Acadian	Other Substantial Business and Connections
Laurent de Greef, Member of Board of Managers	None
John Chisholm, Executive Vice President, CIO, Member of Board of Managers	None
Churchill Franklin, CEO, Member of Board of Managers	None
Ronald Frashure, Chairman, Member of Board of Managers	None
Mark Minichiello, Executive Vice President, COO, Treasurer, Secretary, Member of Board of Managers	None

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Brendan Bradley, Senior Vice President, Member of Board of Managers	None
Ross Dowd, Executive Vice President, Member of Board of Managers	None
Hunter Smith, Senior Vice President, CTO, Member of Board of Managers	None
Linda Gibson, Member of Board of Managers	None
Christopher Hadley, Member of Board of Managers	None
Aidan Riordan, Member of Board of Managers	None
Stephen Belgard, Member of Board of Managers	None

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund, and American Beacon Intermediate Bond Fund. The principal address of Barrow is 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Barrow is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Barrow	Other Substantial Business and Connections
James P. Barrow; President, Secretary, Treasurer, Executive Director, Member Board of Managers	None
J. Ray. Nixon; Executive Director, Member Board of Managers	None
Patricia B. Andrews; Chief Compliance and Risk Officer, Director	None
John S. Williams; Managing Director	None
Linda T. Gibson; Member Board of Managers	Old Mutual (US) Holdings, Inc. (Parent Company), Executive Vice President and Head of Global Distribution
Aidan J. Riordan; Member Board of Managers	Old Mutual (US) Holdings, Inc. (Parent Company), Executive Vice President and Head of Affiliate Management

Brandes Investment Partners, L.P. (“Brandes”) is an investment sub-advisor for the American Beacon Emerging Markets Fund. The principal address of Brandes is 11988 El Camino Real, Suite 600, San Diego, CA 92130.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Brandes is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

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Name; Current Position with Brandes	Other Substantial Business and Connections
Charles H. Brandes; Chairman	None
Glenn R. Carlson; Executive Director	None
Jeffrey A. Busby; Executive Director	None
Ian N. Rose; General Counsel	None
Brent V. Woods; Chief Executive Director	None
Gregory S. Houck; Managing Director of Operations	None
Gary K. Iwamura; Finance Director	None
Roberta L. Loubier; Global Head of Compliance, Chief Compliance Officer	None

Brandywine Global Investment Management, LLC (“Brandywine”) is an investment sub-advisor for the American Beacon Flexible Bond Fund, American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund. The principal address of Brandywine is 2929 Arch Street, 8th Floor, Philadelphia, PA 19104.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Brandywine is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Brandywine	Other Substantial Business and Connections
David F. Hoffman, Senior Managing Director	None
Mark P. Glassman, Chief Administrative Officer	None
Patrick S. Kaser, Managing Director	None
Paul R. Lesutis, Senior Managing Director	None
Henry F. Otto, Senior Managing Director	None
Stephen S. Smith, Senior Managing Director	None
Adam B. Spector, Managing Director	None
Steven M. Tonkovich, Senior Managing Director	None
Edward A. Trumpbour, Senior Managing Director	None
Edward A. Whitaker, Jr., Managing Director	None
Thomas C. Merchant, Secretary	None
Elisabeth F. Craig, Assistant Secretary	None

Bridgeway Capital Management, Inc. (“Bridgeway”) is an investment sub-advisor for the American Beacon Bridgeway Large Cap Value Fund. The principal address of Bridgeway is 20 Greenway Plaza, Suite 450, Houston, Texas 77046.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Bridgeway is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

C-31

Name; Current Position with Bridgeway	Other Substantial Business and Connections
John N. R. Montgomery, Director/Chairman of the Board of Directors/Chief Investment Officer	Vice President and Director, Bridgeway Funds, Inc.
Linda G. Giuffre, Chief Compliance Officer	Chief Compliance Officer and Treasurer, Bridgeway Funds, Inc.
Michael D. Mulcahy, Director/President/Chief Operating Officer	President and Director, Bridgeway Funds, Inc.
Von D. Celestine, Treasurer/Vice President/Secretary	None
Richard P. Cancelmo, Vice President	Vice President, Bridgeway Funds, Inc.
Franklin J. Montgomery, Director	Andover Properties, Ltd. – Owner Andover Richmond Apartment, Ltd. – General Partner
Ann M. Montgomery, Director	Sage Education Group, LLC - Owner

Calamos Advisors, LLC (“Calamos”) is an investment sub-advisor for the American Beacon Retirement Income and Appreciation Fund. The principal address of Calamos is 2020 Calamos Court, Naperville, IL 60563-2787.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Calamos is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Calamos	Other Substantial Business and Connections
John P. Calamos; CEO, Global Co-CIO	Member of Board of Trustees of Benedictine University Member of Board of Trustees of Illinois Institute of Technology Board of Directors – National Hellenic Museum Board of Directors – Choose DuPage
Gary D. Black; EVP, Global Co-CIO	None
J. Christopher Jackson; SVP, General Counsel and Secretary	None
Nimish S. Bhatt; SVP, Chief Financial Officer, Head of Fund Administration	None
Elizabeth A. Watkins; VP, Chief Compliance Officer	None

Causeway Capital Management, LLC (“Causeway”), a Delaware limited liability company, is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund.  The principal address of Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025.   Information as to the officers and directors of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 113308), and is incorporated herein by reference.

C-32

Dean Capital Management, LLC (“Dean”) is an investment sub-advisor for the American Beacon Small Cap Value II Fund. The principal address of Dean is 7450 West 130th Street, Suite 150, Overland Park, KS 66213.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Dean is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Dean	Other Substantial Business and Connections
Douglas A. Leach; Chief Compliance Officer	None
Kevin E. Laub; LLC Member	None
Patrick J. Krumm; LLC Member	None
Steven D. Roth; LLC Member	None
Stephen M. Miller; LLC Member	None

Dreman Value Management, LLC (“Dreman”) is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Dreman is 777 South Flagler Drive, Suite 800-West Tower, West Palm Beach, FL 33401.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Dreman is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Dreman	Other Substantial Business and Connections
Emory C. Hoover; Chief Investment Officer and Managing Director	None
Mark J. Roach; Managing Director	None
David N. Dreman; Chairman	None
Nelson P. Woodard; Co-Chief Investment Officer and Managing Director	None
David H. Kanefsky; General Counsel and Chief Compliance Officer	None
Andrew A. Romanello; Chief Financial Officer	None

Earnest Partners (“Earnest”) is an investment sub-advisor for the American Beacon Earnest Partners Emerging Markets Equity Fund. The principal address of Earnest is 1180 Peachtree Street, Suite 2300 Atlanta, GA 30309.

C-33

Set forth below is the information as to any business, profession, vocation or employment of a substantial nature in which each officer and director of Earnest is, or at any time during the past two fiscal years has been, engaged in his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Earnest	Other Substantial Business and Connections
Paul E. Viera; CEO & Manager	Managing Member of Westchester Limited, LLC; Manager, GREYBULL Partners LLC
John G. Whitmore, COO	COO, GREYBULL Partners LLC; Secretary, Westchester Limited, LLC
James M. Wilson, CCO and Secretary	CCO and Secretary, GREYBULL Partners LLC

Fox Asset Management, LLC (“Fox”) is an investment sub-advisor for the American Beacon Small Cap Value II Fund. The principal address of Fox is 1040 Broad Street, Suite 203, Shrewsbury, NJ 07702.

Reference is made to: (i) the information set forth under the caption “Management and Organization” in the Statement of Additional Information; (ii) the Eaton Vance Corp. Form 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) and Fox Asset Management LLC (File No. 801-60656) filed with the Commission, all of which are incorporated herein by reference.

Franklin Advisers, Inc. (“Franklin”) is an investment sub-advisor for the American Beacon High Yield Bond Fund. The principal address of Franklin is One Franklin Parkway, San Mateo, CA 94403-1906.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Franklin is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Franklin	Other Substantial Business and Connections
Edward B. Jamieson; Director, President and CIO	None
Kenneth A. Lewis; Chief Financial Officer	None
Craig S. Tyle; Chief Legal Officer	None
John M. Lusk; Director and Vice President	None
Breda M. Beckerle; Chief Compliance Officer	None
Mark L. Constant; Treasurer	None
William Y. Yun; Executive Vice President	None
Madison S. Gulley; Executive Vice President	None
Rupert H. Johnson, Jr.; Director	None
Christopher J. Molumphy; Director and Executive Vice President	None

C-34

GAM International Management, LTD. (“GAM”) is an investment sub-advisor for the American Beacon Flexible Bond Fund. The principal address of GAM is 12 St. James Place, London SW1A 1NX, United Kingdom.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of GAM is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with GAM	Other Substantial Business and Connections
Andrew N. Hanges, Chief Executive Officer & Chairman of the Board	None
Nikki M. Cagan, Chief Compliance Officer	None

Global Evolution USA, LLC (“Global Evolution”) is an investment sub-advisor for the American Beacon Global Evolution Frontier Markets Income Fund. The principal address of Global Evolution is 655 North Central Avenue #1714, Glendale, California 91203.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Global Evolution is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Global Evolution	Other Substantial Business and Connections
Soren Rump, Chief Executive Officer	None
Morten Bugge, Chief Investment Officer	None

Holland Capital Management LLC (“Holland”) is the investment sub-advisor for the American Beacon Holland Large Cap Growth Fund. The principal address of Holland is One North Wacker Drive, Suite 700, Chicago, Illinois 60606.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Holland is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Holland	Other Substantial Business and Connections
Louis A. Holland; Director	Consultant: Cumota LLC; Cumota Consulting LLC; Brickland Partners, Inc.
Monica L. Walker; President, Chief Investment Officer – Equity; Director; Former Managing Director, Managing Partner and Portfolio Manager	None
Laura J. Janus; Chief Investment Officer – Fixed Income; Director; Former Managing Partner and Portfolio Manager	None
Susan M. Chamberlain; Chief Compliance Officer	None

C-35

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) is an investment sub-advisor for the American Beacon Balance Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund. The principal address of Hotchkis is 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90012-5439.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Hotchkis is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Hotchkis	Other Substantial Business and Connections
George H. Davis; Chief Executive Officer and Executive Committee Member	Trustee of the Hotchkis & Wiley Funds and Director of Hotchkis & Wiley (UK) Limited.
James E. Menvielle; Chief Financial Officer	Vice President and Treasurer of the Hotchkis & Wiley Funds and director of Hotchkis & Wiley (UK) Limited and Hotchkis & Wiley (Luxembourg) S.A..
Anna Marie S. Lopez; Chief Operating Officer	President of the Hotchkis & Wiley Funds and director of Hotchkis & Wiley (UK) Limited and Hotchkis & Wiley (Luxembourg) S.A..
Tina H. Kodama; Chief Compliance Officer	Vice President and Chief Compliance Officer of the Hotchkis & Wiley Funds

Lazard Asset Management, LLC (“Lazard”) is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Lazard is 30 Rockerfeller Plaza, 55th Floor, New York, NY 10112.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Lazard is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Lazard	Other Substantial Business and Connections
Ashish Bhutani; Director, CEO	Vice Chairman, Lazard Ltd.
Gerard B. Mazzari; COO	Chief Financial Officer, Lazard Asset Management Securities, LLC
Nathan A. Paul; General Counsel	Vice President and Secretary of the Fund; Chief Legal Officer of Lazard Asset Management Securities, LLC

C-36

Brian D. Simon; Chief Compliance Officer	Managing Director of Lazard Asset Management, LLC
Kenneth M. Jacobs; Director	None
Alexander F. Stern; Director	None
Charles Carroll; Deputy Chairman	Head of Global Marketing, Lazard Asset Management, LLC; Chief Executive Officer
Andrew Lacey; Deputy Chairman	None
John Reinsberg; Deputy Chairman	None
Robert P. DeConcini; Chairman	None
Andreas Huebner; Senior Managing Director	None
Robert Prugue; Senior Managing Director	None
Bill Smith; Senior Managing Director	None

Lee Munder Capital Group, LLC (“LMCG”) is an investment sub-advisor for the American Beacon Mid-Cap Value Fund. The principal business address of LMCG is 200 Clarendon Street, 28th Floor, Boston, MA, 02116.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of LMCG is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with LMCG	Other Substantial Business and Connections
Jeffrey Davis, Chief Investment Officer	Member of the Presidential Advisory Council, Non-Trustee Member of the Investment Committee for the Endowment and Pension Fund
Lee Munder, Founding partner/general	Managing Partner, Rednum Family Investments, LP
Richard H. Adler, Board Member	President & CEO, Board Member Convergent Capital Management; Board Member, AMBS Investment Counsel, LLC; Board Member, CCM Advisors, LLC; Board Member, Clifford Swan Investment Counsel; Board Member, Convergent Wealth Advisors; Board Member, Mid-Continent Capital; Board Member, SKBA Capital Management; Board Member, City National Asset Management; Board Member, Rochdale Investment Management LLC
William J. Freeman, Board Member	Senior Vice President, Director of Corporate Development for the Wealth Management Affiliates; Board Member, Convergent Capital Management, LLC; Board Member, Convergent Wealth Advisors, Board Member, City National Asset Management Inc., Board Member, Clifford Swan Investment Counsel; Board Member, City National Securities, Inc.; Board Member, Rochdale Investment Management, LLC
Richard S. Gershen, Board Member	Executive Vice President, Wealth Management; City National Bank; Board Member, Convergent Capital Management LLC; Board Member, Convergent Wealth Advisors

C-37

Logan Circle Partners, L.P. (“Logan”) is an investment sub-advisor for the American Beacon High Yield Bond Fund. The principal address of Logan is 1717 Arch Street, Suite 1500; Philadelphia, PA 19103.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Logan is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Logan	Other Substantial Business and Connections
Jude T. Driscoll; CEO/Chief Investment Officer	None
Jennifer E. Vollmer; General Counsel	None
William C. Gadsden; Chief Operating Officer	None

Massachusetts Financial Services Company (“MFS”) serves as an investment sub-adviser for the American Beacon Large Cap Value Fund.  The principal address of MFS is 111 Huntington Avenue, Boston, MA 02199.  MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), located at Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each director and principal executive officer of MFS is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with MFS	Other Substantial Business and Connections During the Past Two Fiscal Years
Robert J. Manning; Director, Chief Executive Officer & Chairman of the Board of Directors	Trustee of various funds within the MFS Funds complex+
Mark N. Polebaum; Executive Vice President, General Counsel & Secretary	None+
Michael W. Roberge; President, Chief Investment Officer, Director of Global Research, and Director	None+

C-38

Amrit Kanwal; Executive Vice President and Chief Financial Officer	None+
David A. Antonelli; Vice Chairman	None+
Robin A. Stelmach; Executive Vice President and Chief Operating Officer	Trustee of various funds within the MFS Funds complex+
Carol W. Geremia; Executive Vice President	None+
James A. Jessee; Executive Vice President	None+
Timothy M. Fagan; Chief Compliance Officer	None+
Thomas A. Bogart; Director	Executive Vice President, Corporate Development and General Counsel of Sun Life Financial Inc.
Colm J. Freyne; Director	Executive Vice President and Chief Financial Officer of Sun Life Financial, Inc.

+Certain principal executive officers and directors of Massachusetts Financial Services Company ("MFS") serve as officers or directors of some or all of MFS’ corporate affiliates and certain officers of MFS serve as officers of some or all of the MFS Funds and/or officers or directors of certain MFS non-U.S. investment companies. Except as set forth above or in Schedules B and D of Form ADV filed by MFS pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-17352), each principal executive officer of MFS has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer of MFS or certain of MFS' corporate affiliates.

The identity of those corporate affiliates is identified below or is incorporated by reference from Schedules B and D of such Form ADV.

Investment Adviser Corporate Affiliate	Address
MFS Institutional Advisors, Inc.	111 Huntington Ave., Boston, Massachusetts 07618 U.S.A.
MFS Fund Distributors, Inc.	111 Huntington Ave., Boston, Massachusetts 07618 U.S.A.
MFS Service Center Inc.	100 Hancock Street, Quincy, MA 02171 U.S.A.
MFS International LTD.	Canon's Court, 22 Victoria Street, Hamilton, HM12, Bermuda
MFS International (U.K.) Limited	Paternoster House, 65 St. Paul 's Churchyard, London EC4M 8AB, U.K.
MFS International (Hong Kong) Limited	Wheelock House, 20 Pedder Street, Level 19, Suite 1901, Central, Hong Kong
MFS do Brasil Desenvolvimento de Mercado Ltda. (Brazil)	Rua Joaquim Floriano, 1.052 – 11[o] Andar, conjunto 111, Itaim Bibi, Sao Paulo, SP, Brazil 04534-004

C-39

MFS International Singapore PTE. LTD.	501 Orchard Road, #13-01/03/04 Wheelock Place Singapore 238880
MFS Investment Management Company (LUX.) S.a.r.l.	19, Rue de Bitbourg, L-1273 Luxembourg
MFS Investment Management K.K.	16 F Daido Seimei Kasumigaseki Building, 1-4-2 Kasumigaseki 1-chome, Chiyoda-ku, Tokyo, Japan 100-0013
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	111 Huntington Ave., Boston, Massachusetts 07618 U.S.A.
3060097 Nova Scotia Company	1959 Upper Water Street Suite 1100, Halifax, Nova Scotia, Canada B3J3N2
MFS Investment Management Canada Limited	77 King Street West, 35th Floor Toronto, Ontario, Canada M5K 1B7
MFS Bermuda Holdings LTD.	Canon's Court 22 Victoria Street Hamilton, HM 12, Bermuda
MFS Heritage Trust Company	111 Huntington Ave., Boston, Massachusetts 07618 U.S.A.

The MFS Funds include the following. The address of the MFS Funds is: 111 Huntington Ave., Boston, MA 02199.

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Series Trust XVI

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Variable Insurance Trust II

MFS Variable Insurance Trust III

MFS Institutional Trust

C-40

MFS California Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Special Value Trust

Morgan Stanley Investment Management, Inc. (“Morgan Stanley IM”) is an investment sub-advisor for the American Beacon Emerging Markets Fund. The principal address of Morgan Stanley IM is 522 Fifth Avenue, New York, NY 10036.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Morgan Stanley IM is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Morgan Stanley IM	Other Substantial Business and Connections
Gregory J. Fleming Managing Director and President	Chairman, Chief Executive Officer and President of Morgan Stanley Smith Barney.
Christopher O’Dell Managing Director and Secretary	Managing Director and Secretary of Morgan Stanley Distribution Inc. and Morgan Stanley Services Company Inc.; Secretary of other entities affiliated with Morgan Stanley IM.
Stefanie Chang Yu Managing Director and Chief Compliance Officer	Chief Compliance Officer of the Morgan Stanley Funds.
Jeffrey Gelfand Managing Director and Chief Financial Officer	Chief Financial Officer and Treasurer of Morgan Stanley Distribution Inc., Chief Financial Officer of Morgan Stanley Services Company Inc. and Morgan Stanley Smith Barney.
Mary Alice Dunne Managing Director and Director	None.
Arthur Lev; Managing Director and Director	Managing Director of Morgan Stanley Distribution Inc. and Morgan Stanley Services Company Inc.
James Janover Managing Director and Director	None.

C-41

Kevin Klingert Managing Director and Director	Managing Director and Director of Morgan Stanley Services Company Inc.
Karen Cassidy Managing Director and Treasurer	Treasurer of other entities affiliated with Morgan Stanley IM.
John Chiota Executive Director and Chief Anti-Money Laundering Officer	Anti-Money Laundering Officer of other entities affiliated with Morgan Stanley IM.

NISA Investment Advisors, LLC (“NISA”) is an investment sub-advisor for the American Beacon Treasury Inflation Protected Securities Fund.  The principal address of NISA is 150 North Meramec Avenue, Suite 640, St. Louis, MO 63105-3753.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of NISA is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with NISA	Other Substantial Business and Connections
Jess B. Yawitz; Chairman & Chief Executive Officer & Managing Member	None
William J. Marshall; President & Managing Member	None
Bella L.F., Sanevich; General Counsel & Member	None
Ellen D. Dennis; Chief Risk Officer	None
Kenneth L. Lester; Managing Director, Portfolio Management & Member	None
Marianne O’Doherty; Chief Compliance Officer	None
David G. Eichhorn; Managing Director, Investment Strategies & Member	None
Clarence R. Krebs; Director, Client Services & Member	None
Paul L. Jones; Director, Equity Portfolio Management	None
Joseph A. Murphy; Director, Portfolio Management	None
Anthony R. Pope; Managing Director, Portfolio Management & Member	None
Gregory J. Yess; Managing Director, Client Services & Member	None

Opus Capital Group, LLC (“Opus”) is the investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Opus is 221 East Fourth Street, Suite 2700, Cincinnati, OH 45202.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Opus is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

C-42

Name; Current Position with Opus	Other Substantial Business and Connections
Jakki L. Haussler; Chairman & Chief Executive Officer	Board of Director of Cincinnati Bell Inc.
Leonard A. Haussler; President	None
Joseph P. Condren; Chief Operating Officer & Chief Compliance Officer	None
Kevin P. Whelan; Vice President	None
Jonathon M. Detter; Vice President	None

Pacific Investment Management Company, LLC (“PIMCO”) is an investment sub-advisor for the American Beacon Flexible Bond Fund. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of PIMCO is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with PIMCO	Other Substantial Business and Connections
Mohamed A. El-Erian; Managing Director, Executive Committee, Chief Executive Officer and Co-Chief Investment Officer	Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly President and CEO of Harvard Management Co.
Jennifer E. Durham; Chief Compliance Officer and Executive Vice President	Chief Compliance Officer, the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust
William H. Gross; Managing Director, Executive Committee and Chief Investment Officer	Director and Vice President, StocksPLUS Management, Inc. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust
Neel T. Kashkari; Managing Director	Trustee and President of the Trust and PIMCO Equity Series VIT. Formerly Interim Assistant Secretary for Financial Stability, Assistant Secretary for International Economics and Senior Advisor to Secretary Paulson, United States Department of Treasury
Douglas M. Hodge; Managing Director and Chief Operating Officer	Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Trustee, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Europe Ltd., PIMCO Asia Pte Ltd., PIMCO Australia Pty Ltd, PIMCO Japan Ltd. and PIMCO Asia Limited (Hong Kong)

C-43

David C. Flattum; Managing Director and General Counsel	Chief Legal Officer of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust
Brent R. Harris; Managing Director and Executive Committee Member	Director and President, StocksPLUS Management, Inc. Trustee and Chairman of the Trust and PIMCO Equity Series VIT. Trustee, Chairman and President of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Director, PIMCO Luxembourg S.A. and PIMCO Luxembourg II
Ki M. Hong; Managing Director	Formerly, Vice Chairman of Asia Pacific, Bank of America Merrill Lynch
Sabrina C. Callin; Managing Director	Acting Head of PIMCO Advisory; and Vice President, StocksPLUS Management, Inc.
Makoto Takano; Managing Director	Director and President, PIMCO Japan Ltd.
Joseph V. McDevitt; Managing Director	Director and Chief Executive Officer, PIMCO Europe Limited.

Penn Capital Management Company, Inc. (“PENN”) is an investment sub-advisor for the American Beacon High Yield Bond Fund. The principal address of PENN is Three Crescent Drive, Suite 400, Philadelphia, PA 19112.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of PENN is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with PENN	Other Substantial Business and Connections
Marcia A. Hocker; President	None
Richard A. Hocker; Chief Executive Officer & Chief Investment Officer	None
Gerald McBride; Chief Financial Officer & Chief Operating Officer	None
John G. Livewell; Chief Compliance Officer	None
Eric Green; Director of Research & Senior Portfolio Manager	None
Christian M. Noyes; Director of Marketing & Client Services/ Senior Managing Partner	None
Scott D. Schumacher; Senior Portfolio Manager, Senior Managing Partner	None
J. Paulo Silva; Senior Portfolio Manager	None

C-44

Pzena Investment Management, LLC (“Pzena”) is an investment sub-advisor for the American Beacon Mid-Cap Value Fund. The principal address of Pzena is 120 West 45th Street, 20th Floor, New York, NY 10036.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Pzena is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Pzena	Other Substantial Business and Connections
John P. Goetz; Managing Principal, Co-Chief Investment Officer, and Member with Class B Units	None
Richard S. Pzena; Managing Principal; Chief Executive Officer, Co-Chief Investment Officer, and Member with Class B Units	None
William L. Lipsey; Managing Principal, Marketing & Client Services, and Member with Class B Units	None
Joan F. Berger; General Counsel, Chief Compliance Officer, and Member with Class B Units	None
Gary J. Bachman; Chief Financial Officer (Gary only has Class A common stock	None
Benjamin Silver; Co-Director of Research, Portfolio Manager, and Member with Class B Units	None
Antonio DeSpirito; Managing Principal, Portfolio Manager, Executive Vice President and Member with Class B Units	None
Michael D. Peterson; Managing Principal, Portfolio Manager, Executive Vice President and Member with Class B Units	None

Signia Capital Management, LLC (“Signia”) is an investment sub-advisor for the American Beacon Small Cap Value II Fund. The principal address of Signia is 108 N. Washington St., Suite 305, Spokane, WA 99201.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Signia is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

C-45

Name; Current Position with Signia	Other Substantial Business and Connections
Richard S. Beaven; Operating Member	None
Anthony L. Bennett; Manager/Operating Member	None
Daniel E. Cronen; Operating Member	None
David C. Krebs; Chief Compliance Officer/Operating Member	None
Lawrence G. Braitman; Non-Operating Member	Playkast
Paul Greenwood; Non-Operating Member	Northern Lights Ventures
Richard L. Thompson; Non-Operating Member	Signia Venture Partners

Standish Mellon Asset Management Company, LLC (“Standish”) is an investment sub-advisor for the American Beacon Treasury Inflation Protected Securities Fund.  The principal address of Standish is BNY Mellon Center, 201 Washington Street, Suite 2900, Boston, MA 02108-4408.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Standish is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Standish	Other Substantial Business and Connections
James D. MacIntyre; President and Chief Executive Officer, Board Member	None
Julia Braithwaite; Chief Compliance Officer, Secretary	None
Steven Lipiner; Treasurer	None
Mitchell E. Harris; Chairman of Fixed Income Cash and Currency Group, Executive Chairman Board Member, Trustee of Sole Owner	None

C-46

Alexander B. Over; Managing Director of Global Sales and Marketing, Board Member, Chief Executive Officer of BNY Mellon Asset Management (UK) Ltd.	None
John A. Park; Trustee of Sole Owner	None
Phillip N. Maisano; Board Member	None
Edward H. Ladd; Board Member	None

Stephens Investment Management Group, LLC (“SIMG”) is the investment sub-advisor for the American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund. The principal address of SIMG and Stephens Inc. is 111 Center Street, Little Rock, Arkansas 72201.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SIMG is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SIMG	Other Substantial Business and Connections
Joseph W. Simpson; President and Chief Executive Officer, Manager	Executive Vice President, Stephens Inc.
Ryan E. Crane; Chief Investment Officer, Manager, Member Class B	Senior Vice President, Stephens Inc.
Michael W. Nolte; Chief Operating Officer, Senior Vice President, Manager	Senior Vice President, Stephens Inc.
David C. Prince; Chief Compliance Officer, General Counsel	Senior Vice President, Stephens Inc.

Strategic Income Management, LLC (“SiM”) is the investment sub-advisor for the American Beacon SiM High Yield Opportunities Fund. The principal address of SiM is 720 Olive Way, Suite 1675, Seattle, WA 98101.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SiM is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SiM	Other Substantial Business and Connections
Randall L. Yoakum; Manager, Member, Chief Executive Officer	None
Gary J. Pokrzywinski; Manager, Member, Chief Investment Officer	None
Timothy T. Black; Elected Manager, Chief Compliance Officer, Chief Operating Officer	Partner in IV Technologies LLC

C-47

Sustainable Growth Advisers, LP (“SGA”) is the investment sub-advisor for the American Beacon SGA Global Growth Fund. The principal address of SGA is 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SGA is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SGA	Other Substantial Business and Connections
George P. Fraise, Co-Founder	None
Gordon Marchand, Co-Founder	Board Director- Chase Investment Counsel; Board Director- Zounds Hearing Inc.
Robert L. Rohn, Co-Founder	None

Templeton Investment Counsel, LLC (“Templeton”) is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Templeton is 300 Southeast 2nd Street, Ft. Lauderdale, FL 33301.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Templeton is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Templeton	Other Substantial Business and Connections
Donald F. Reed; Chief Executive Officer and Chairman	None
Cynthia L. Sweeting; President/Director of Portfolio Management for the Templeton Global Equity Group	None
Antonio T. Docal; Executive Vice President and Portfolio Manager	None
Neil Devlin; Executive Vice President and Portfolio Manager	None
Craig S. Tyle; Chief Legal Officer	None
Mark L. Constant; Treasurer	None
Michael J. D’Agrosa; Chief Compliance Officer	None
Gregory E. McGowan; Exec. Vice President	None
Madison S. Gulley; Executive Vice President	None

C-48

The Boston Company Asset Management, LLC (“Boston Company”) is an investment sub-advisor for the American Beacon Small Cap Value Fund and the American Beacon Emerging Markets Fund. The principal address of Boston Company is One Boston Place, Boston, MA 02108.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Boston Company is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Boston Company	Other Substantial Business and Connections
Bart A. Grenier; Chairman, Chief Executive Officer & Chief Investment Officer/Manager	None
Joseph P. Gennaco – President and Chief Operating Officer	None

The London Company Of Virginia, LLC (“London Company”) is the investment sub-adviser for the American Beacon London Company Income Equity Fund. The principal place of business address of London Company is 1801 Bayberry Court, Suite 301, Richmond, Virginia 23226.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of London Company is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with London Company	Other Substantial Business and Connections During the Past Two Fiscal Years
Stephen, M. Goddard, Founder, Chief Executive Officer and Chief Investment Officer	None
Jonathan Moody, Principal and Portfolio Manager	None
Andrew Wetzel, Chief Compliance Officer	None

Zebra Capital Management, LLC (“Zebra”) is the investment sub-advisor for the American Beacon Zebra Large Cap Equity Fund and American Beacon Zebra Small Cap Equity Fund. The principal address of Zebra is 612 Wheelers Farms Rd., Milford, CT 06461.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Zebra is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

C-49

Name; Current Position with Zebra	Other Substantial Business and Connections
Peter A. Schaffer; Chief Operating Officer, Chief Compliance Officer	None
Roger G. Ibbotson; Managing Member	None

Information as to the officers and directors of each of the above investment advisers may also be included in that adviser's current Form ADV filed with the SEC and is incorporated by reference herein.

Item 32. Principal Underwriter

(a) Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AdvisorShares Trust
2.	American Beacon Funds
3.	American Beacon Select Funds
4.	Avenue Mutual Funds Trust
5.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
6.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
7.	Bridgeway Funds, Inc.
8.	Broadmark Funds
9.	Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust
10.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
11.	Chilton Realty Income & Growth Fund, Series of Investment Managers Series Trust
12.	Direxion Shares ETF Trust
13.	Exchange Traded Concepts Trust II
14.	FlexShares Trust
15.	Forum Funds
16.	Forum Funds II
17.	FQF Trust
18.	FSI Low Beta Absolute Return Fund
19.	Gottex Multi-Alternatives Fund - I
20.	Gottex Multi-Alternatives Fund - II
21.	Gottex Multi-Asset Endowment Fund - I
22.	Gottex Multi-Asset Endowment Fund – II
23.	Gottex Trust
24.	Henderson Global Funds
25.	Infinity Core Alternative Fund
26.	Ironwood Institutional Multi-Strategy Fund LLC
27.	Ironwood Multi-Strategy Fund LLC
28.	Liberty Street Horizon Fund, Series of Investment Managers Series Trust
29.	Manor Investment Funds
30.	Nomura Partners Funds, Inc.
31.	Outlook Funds Trust
32.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
33.	Pine Grove Alternative Fund
34.	Pine Grove Alternative Institutional Fund
35.	Plan Investment Fund, Inc.
36.	PMC Funds, Series of Trust for Professional Managers
37.	Precidian ETFs Trust

C-50

38.	Quaker Investment Trust
39.	Renaissance Capital Greenwich Funds
40.	RevenueShares ETF Trust
41.	Salient MF Trust
42.	Scotia Institutional Funds (f/k/a DundeeWealth Funds)
43.	Sound Shore Fund, Inc.
44.	Steben Select Multi-Strategy Fund
45.	The Roxbury Funds
46.	Toroso Newfound Tactical Allocation Fund, Series of Investment Managers Series Trust
47.	Turner Funds
48.	Wintergreen Fund, Inc.

(b) The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

(c) Not applicable.

Item 33. Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust's custodian at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; 2) the Manager at American Beacon Advisors, Inc., 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155; 3) Boston Financial Data Services, an affiliate of the Trust’s transfer agent, 330 West 9th St., Kansas City, Missouri 64105; 4) Mastercraft, 3021 Wichita Court, Fort Worth, Texas 76140; or 5) the Trust's investment advisers at the addresses listed in Item 31 above.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

C-51

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 187 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and the State of Texas, on April 30, 2014.

AMERICAN BEACON FUNDS

By: /s/ Gene L. Needles, Jr.

Gene L. Needles, Jr.

President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 187 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gene L. Needles, Jr.	President (Principal Executive Officer)	April 30, 2014
Gene L. Needles, Jr.

/s/ Melinda G. Heika	Treasurer (Principal Financial Officer)	April 30, 2014
Melinda G. Heika

Gerard J. Arpey*	Trustee	April 30, 2014
Gerard J. Arpey

W. Humphrey Bogart*	Trustee	April 30, 2014
W. Humphrey Bogart

Brenda A. Cline*	Trustee	April 30, 2014
Brenda A. Cline

Eugene J. Duffy*	Trustee	April 30, 2014
Eugene J. Duffy

Thomas M. Dunning*	Trustee	April 30, 2014
Thomas M. Dunning

Alan D. Feld*	Trustee	April 30, 2014
Alan D. Feld

Richard A. Massman*	Chairman and Trustee	April 30, 2014
Richard A. Massman

Barbara J. McKenna*	Trustee	April 30, 2014
Barbara J. McKenna

R. Gerald Turner*	Trustee	April 30, 2014
R. Gerald Turner

*By /s/ Rosemary K. Behan

Rosemary K. Behan

Attorney-In-Fact

C-52

SIGNATURES

This Registration Statement contains certain disclosures regarding State Street Equity 500 Index Portfolio (the “Portfolio”), a series of State Street Master Funds (the “Trust”). The Trust has, subject to the next following sentence, duly caused this Amendment to the Registration Statement on Form N-1A of the American Beacon Funds (the “Registrant”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on April 30, 2014. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

STATE STREET MASTER FUNDS

By: /s/Ellen M. Needham

Ellen M. Needham

President

This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next following sentence, on April 30, 2014. Each of the following persons is signing this Amendment to this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

Signature	Signature
/s/ William L. Boyan* William L. Boyan, Trustee	/s/ James E. Ross* James E. Ross, Trustee

/s/ Michael F. Holland* Michael F. Holland, Trustee	/s/ Richard D. Shirk* Richard D. Shirk, Trustee

/s/ William L. Marshall* William L. Marshall, Trustee	/s/ Rina K. Spence* Rina K. Spence, Trustee

/s/ Scott F. Powers* Scott F. Powers, Trustee	/s/ Bruce D. Taber* Bruce D. Taber, Trustee

/s/Patrick J. Riley* Patrick J. Riley, Trustee	/s/ Douglas T. Williams* Douglas T. Williams, Trustee

/s/ Laura F. Dell Laura F. Dell, Treasurer and Principal Financial Officer	/s/ Ellen M. Needham Ellen M. Needham, President and Principal Executive Officer

/s/ David James

*By: David James

Attorney-in-Fact

Pursuant to Powers of Attorney

EXHIBIT INDEX

Type:	Description:

99.(i)	Opinion and consent of counsel

99.(j)	Consent of Independent Registered Public Accounting Firm

Other Exhibits:

Powers of Attorney for Trustees of American Beacon Funds and the American Beacon Select Funds, dated August 9, 2012
Powers of Attorney for Trustees of the State Street Master Funds, dated April 30, 2014